As filed with the SEC on March 7, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09010

TRANSAMERICA INVESTORS, INC.
(Exact name of registrant as specified in charter)

570 Carillon Parkway, St. Petersburg, Florida		33716
(Address of principal executive offices)		(Zip code)

Dennis P. Gallagher, Esq., P.O. Box 9012, Clearwater, Florida 33758-9771
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(727) 299-1800

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2007 - December 31, 2007

Item 1: Report(s) to Shareholders.  The Annual Report is attached.

Annual Report
December 31, 2007

Table of Contents

PRESIDENT’S REPORT	1
TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND	2
TRANSAMERICA PREMIER EQUITY FUND	5
TRANSAMERICA PREMIER FOCUS FUND	8
TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND	11
TRANSAMERICA PREMIER BALANCED FUND	14
TRANSAMERICA PREMIER HIGH YIELD BOND FUND	20
TRANSAMERICA PREMIER CASH RESERVE FUND	25
TRANSAMERICA PREMIER INSTITUTIONAL BOND FUND	27
TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND	31
TRANSAMERICA PREMIER INSTITUTIONAL SMALL CAP VALUE FUND	34
TRANSAMERICA PREMIER INSTITUTIONAL DIVERSIFIED EQUITY FUND	37
STATEMENTS OF ASSETS & LIABILITIES	40
STATEMENTS OF OPERATIONS	42
STATEMENTS OF CHANGES IN NET ASSETS	44
FINANCIAL HIGHLIGHTS	46
NOTES TO FINANCIAL STATEMENTS	53
DIRECTORS AND OFFICERS	64
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	68

Dear Fellow Shareholders

I am pleased to present the Transamerica Premier Funds Annual Report for 2007. The following pages detail the holdings and performance of each fund during the year ended December 31, 2007. These twelve months were an excellent period for your investment in the Transamerica Premier equity funds, which outperformed their respective benchmarks by wide margins, and a fair one for the Transamerica Premier fixed-income portfolios.

The year began with a relatively benign outlook for the economy and interest rates. Although the U.S. housing market was in the midst of a correction, most (including us) believed the securities market impact would be over by mid-to-late 2007. By May, however, nearly everyone’s attention had shifted to a closely related trend that became the defining factor in market results for the year: the inability to value sub-prime-mortgage derivatives. Surging delinquencies in these low-quality mortgages rippled through the investment environment in a variety of ways (which are discussed in the following reports). Added to the weakness in housing and a string of negative headlines about the economy, the sub-prime fiasco and its fallout set off a series of changes in the markets. Value stocks ceded leadership to growth, and the stocks of large companies, particularly those with international operations, performed best. In the fixed-income markets, non-government securities – the clear front-runners early in the year – passed the performance baton to Treasuries.

Our approach to equity investing allowed the portfolios to not only hold their own but excel in the midst of this sea change. As investors increasingly sought the safe haven of quality earnings during the second half of the year – that is, earnings driven by strong competitive positions, stable, cash flow-generating business models and competent management – share prices for many of the funds’ holdings rose by double-digit percentages. This growing desire for safety was an important factor in results for the Transamerica Premier fixed-income funds as well.

At this juncture, we believe the portfolios are well positioned to ride out the near-term turbulence and make the most of the market’s next upswing. Furthermore, we are encouraged by one particular fact: Valuations for many quality corporate securities are more reasonable today than they were just three or six months ago. We are working hard to finding the best of those opportunities.

On behalf of everyone at Transamerica Investment Management, LLC, the funds’ investment manager, I thank for your continued support of the Transamerica Premier Funds.

Sincerely,

John K. Carter	Christopher A. Staples
President & Chief Executive Officer	Vice President & Chief Investment Officer

TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND

MARKET ENVIRONMENT

U.S. equities faced significant challenges in the twelve months ended December 31, 2007, particularly in the second half of the year. After advancing early in the period, the Standard and Poor’s 500 Composite Stock Index (“S&P 500”) gave back some gains, to end the year with a relatively modest total return of 5.49%.

Throughout the period, the market struggled against the implications of a weak U.S. housing market. Changing home values greatly influence consumer spending, creating a ripple effect in the economy. However, because consumer spending, unemployment levels and corporate earnings remained steady, stock prices advanced through mid-May. Thereafter, rising defaults for low-quality (sub-prime) mortgages triggered a crisis in the debt markets, making it harder for individuals and corporations to borrow capital. Market volatility increased dramatically as investors worried how this credit crisis, combined with the housing downturn, would affect companies that require large amounts of short-term financing or depend on robust consumer spending. As the period wore on, persistent concerns about inflation and significant signs of a flagging economy added to the market’s worries.

Capital infusions from the world’s central banks and the sovereign funds of foreign nations, plus a total of 1.0% interest-rate cuts by the Federal Reserve Board were largely ineffective in resolving the issues. Quarterly earnings growth stalled, and it became increasingly apparent that the housing-and-credit malaise will undermine the economy in 2008.

Against this backdrop, growth indexes outperformed value measures, and large-cap stocks showed more resilience than small- or mid-cap equities.

PERFORMANCE

For the year ended December 31, 2007, Transamerica Premier Diversified Equity Fund, Investor Class returned 18.68%. By comparison its benchmark, the S&P 500, returned 5.49%.

STRATEGY REVIEW

We attribute the portfolio’s out-performance to our focus on two secular growth trends that were unaffected by the domestic economy’s troubles: demand for new personal technology; and rapid overseas economic development. The portfolio’s chief contributors to performance included Apple Inc. (“Apple”), Jacobs Engineering Group Inc. (“Jacobs”), Monsanto Company (“Monsanto”) and Google Inc.

Apple’s success rests on its user-friendly personal electronics (e.g., iPods and iPhones) and a “halo” effect from these that has invigorated sales of its personal computers and laptops. Jacobs, which designs and constructs major infrastructure projects and manufacturing facilities worldwide, won new contracts throughout the year. Monsanto is benefiting from burgeoning demand for bio-engineered food crops that provide higher yields and better nutritional value. Such crops can be used for nourishment or for increased production to meet the rising demand for bio-fuels (e.g., ethanol).

Partially countering these gains were setbacks for McGraw-Hill Companies Inc. (“McGraw-Hill”), the parent company of debt-rating agency Standard & Poor’s Corp. (“Standard & Poor’s”); and for several consumer companies (e.g., Harley-Davidson, Inc. (“Harley-Davidson”), Starbucks Corporation (“Starbucks”) and Nordstrom, Inc. (“Nordstrom”)). Stock prices for these and others fell on fears that the credit-and-housing crisis would negatively affect bond market activity (a factor for Standard & Poor’s) and consumer spending (an issue for the others). We believe McGraw-Hill will recover as the credit crisis is resolved and believe consumers will continue to support high-end retailer Nordstrom. We exited Starbucks, which is involved in a costly expansion; and trimmed the allocation to Harley-Davidson, as its U.S. sales cycle has peaked and may take some time to recover. On the other hand, overseas sales are rising and the company continues to enjoy a strong competitive position.

Gary U. Rollé, CFA
Geoffrey I. Edelstein, CFA, CIC

Co-Portfolio Managers

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND WITH THE S&P 500 INDEX**

Average Annual Total Returns

Total Returns As of December 31, 2007	One Year	Five Years	Since Inception*

Investor Class	18.68%	14.97%	6.58%
S&P 500†	5.49%	12.83%	4.65%

*  Investor Class - 4/1/1998

†  The Standard and Poor’s 500 Composite Stock Index (“S&P 500”) consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. You cannot invest directly in an Index.

Expense ratio 1.15%

** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2007. All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

UNDERSTANDING YOUR FUNDS EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs including management fees, 12b-1 distribution and service fees, and other fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at July 1, 2007 and held for the entire period until December 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)

Investor Class
Actual	$1,000.00	$1,092.61	1.15%	$6.07
Hypothetical (b)	1,000.00	1,019.41	1.15	5.85

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector
At December 31, 2007

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND

Schedule of investments – December 31, 2007
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (97.9%)
Aerospace & Defense (4.0%)
Boeing Co.	70,000	$6,122
United Technologies Corp.	80,000	6,123
Air Freight & Logistics (1.2%)
Expeditors International Washington, Inc.	80,000	3,574
Auto Components (5.5%)
BorgWarner, Inc.	200,000	9,682
Johnson Controls, Inc.	200,000	7,208
Automobiles (2.1%)
Daimler AG	45,000	4,303
Harley-Davidson, Inc.	42,000	1,962
Beverages (1.0%)
PepsiCo, Inc.	40,000	3,036
Capital Markets (7.3%)
Ameriprise Financial, Inc.	100,000	5,511
BlackRock, Inc. Class A	30,000	6,504
Charles Schwab Corp. (The)	220,000	5,621
T. Rowe Price Group, Inc.	75,000	4,566
Chemicals (8.0%)
Ecolab, Inc.	150,000	7,682
Monsanto Co.	100,000	11,169
Sigma-Aldrich Corp.	100,000	5,460
Communications Equipment (1.3%)
Qualcomm, Inc.	100,000	3,935
Computers & Peripherals (9.1%)
Apple, Inc. ‡	110,000	21,789
Hewlett-Packard Co.	120,000	6,057
Construction & Engineering (4.9%)
Jacobs Engineering Group, Inc. ‡	157,000	15,011
Consumer Finance (1.3%)
American Express Co.	75,000	3,901
Diversified Financial Services (4.2%)
CME Group, Inc. Class A	15,000	10,290
JPMorgan Chase & Co.	55,000	2,401
Diversified Telecommunication Services (2.0%)
Verizon Communications, Inc.	140,000	6,117
Electronic Equipment & Instruments (2.2%)
Trimble Navigation, Ltd. ‡	80,000	2,419
Tyco Electronics, Ltd.	120,000	4,456
Energy Equipment & Services (1.5%)
Schlumberger, Ltd.	46,000	$4,525
Food & Staples Retailing (1.9%)
Walgreen Co.	92,000	3,504
Whole Foods Market, Inc.	59,000	2,407
Health Care Equipment & Supplies (2.2%)
Hologic, Inc. ‡	50,000	3,432
Zimmer Holdings, Inc. ‡	50,000	3,308
Hotels, Restaurants & Leisure (2.1%)
Las Vegas Sands Corp. ‡	42,000	4,328
Starbucks Corp. ‡	100,000	2,047
Internet Software & Services (3.1%)
Google, Inc. Class A ‡	13,500	9,335
Machinery (8.8%)
Caterpillar, Inc.	84,000	6,095
Donaldson Co., Inc.	100,000	4,638
Kennametal, Inc.	190,000	7,194
PACCAR, Inc.	165,000	8,989
Media (5.4%)
Lamar Advertising Co. Class A	100,000	4,807
McGraw-Hill Cos., Inc. (The)	150,000	6,571
Walt Disney Co. (The) ‡	157,000	5,068
Multiline Retail (1.3%)
Nordstrom, Inc.	110,000	4,040
Oil, Gas & Consumable Fuels (1.0%)
Suncor Energy, Inc.	28,000	3,044
Real Estate Investment Trusts (1.8%)
Plum Creek Timber Co., Inc. REIT	120,000	5,525
Semiconductors & Semiconductor Equipment (2.8%)
Intel Corp.	210,000	5,598
NVIDIA Corp. ‡	90,000	3,062
Software (6.6%)
Electronic Arts, Inc. ‡	120,000	7,009
Intuit, Inc. ‡	80,000	2,529
Microsoft Corp.	190,000	6,764
Salesforce.Com, Inc. ‡	60,000	3,761
Textiles, Apparel & Luxury Goods (3.0%)
Nike, Inc. Class B	145,000	9,315
Trading Companies & Distributors (2.3%)
WW Grainger, Inc.	80,000	7,002

Total Common Stocks (cost $231,054)		298,796
Total Investment Securities (cost $231,054) #		$298,796

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non Income Producing

#

Aggregate cost for federal income tax purposes is $231,039. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $74,858 and $7,101, respectively. Net unrealized appreciation for tax purposes is $67,757.

DEFINITIONS:

REIT	Real Estate Investment Trust

See notes to financial statements.

TRANSAMERICA PREMIER EQUITY FUND

MARKET ENVIRONMENT

U.S. equities faced significant challenges in the twelve months ended December 31, 2007, particularly in the second half of the year. After advancing early in the period, the Standard and Poor’s 500 Composite Stock Index (“S&P 500”) gave back some gains, to end the year with a relatively modest total return of 5.49%.

Throughout the period, the market struggled against the implications of a weak U.S. housing market. Changing home values greatly influence consumer spending, creating a ripple effect in the economy. However, because consumer spending, unemployment levels and corporate earnings remained steady, stock prices advanced through mid-May. Thereafter, rising defaults for low-quality (sub-prime) mortgages triggered a crisis in the debt markets, making it harder for individuals and corporations to borrow capital. Market volatility increased dramatically as investors worried how this credit crisis, combined with the housing downturn, would affect companies that require large amounts of short-term financing or depend on robust consumer spending. As the period wore on, persistent concerns about inflation and significant signs of a flagging economy added to the market’s worries.

Capital infusions from the world’s central banks and the sovereign funds of foreign nations plus a total of 1.0% interest-rate cuts by the Federal Reserve Board were largely ineffective in resolving the issues. Quarterly earnings growth stalled, and it became increasingly apparent that the housing-and-credit malaise will undermine the economy in 2008.

Against this backdrop, growth indexes outperformed value measures, and large-cap stocks showed more resilience than small- or mid-cap equities.

PERFORMANCE

For the year ended December 31, 2007, Transamerica Premier Equity Fund, Investor Class returned 15.19%. By comparison its primary and former benchmarks, the Russell 1000 Growth Index and the S&P 500, returned 11.81% and 5.49%, respectively.

STRATEGY REVIEW

We attribute the portfolio’s out-performance to our focus on two secular growth trends that were uneffected by the domestic economy’s troubles: demand for new personal technology; and rapid worldwide industrialization. The portfolios’ chief contributors to performance included Apple Inc. (“Apple”), Research in Motion Limited (“RIMM”), Google Inc. (“Google”) and Jacobs Engineering Group Inc. (“Jacobs”).

Apple’s success rests on its user-friendly personal electronics (e.g., iPods and iPhones) and a “halo” effect from these that has invigorated sales of its personal computers and laptops. RIMM, the maker of the BlackBerry personal communication devices, is expanding its product line for business customers and “smart phones” for consumers. Internet search engine Google, already dominant in the online advertising business, is extending its services (e.g., through contracts with major wireless phone companies). Jacobs, which designs and constructs major infrastructure projects and manufacturing facilities worldwide, won new contracts during the period.

Partially countering these gains were setbacks for McGraw-Hill Companies Inc. (“McGraw-Hill”), the parent company of debt-rating agency Standard & Poor’s Corp.; and for several consumer companies (e.g., Marriott International, Inc. (“Marriott”), Starbucks Corporation (“Starbucks”) and Nordstrom, Inc. (“Nordstrom”)). Earnings at these companies remained healthy, but their stock prices fell on fears that the credit-and-housing crisis would negatively affect bond market activity (a factor for Standard & Poor’s) and consumer spending (a potential issue for the others). We believe McGraw-Hill will recover as the credit crisis is resolved and believe consumers will continue to support high-end retailer Nordstrom. We exited Starbucks, which is involved in a costly, margin-squeezing overseas expansion; and hotelier Marriott, where the secular growth cycle has peaked.

Gary U. Rollé, CFA

Portfolio Manager

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

TRANSAMERICA PREMIER EQUITY FUND WITH THE RUSSELL 1000 GROWTH INDEX**

Average Annual Total Returns

Total Returns As of December 31, 2007	One Year	Five Years	Ten Years	Since Inception*

Investor Class	15.19%	16.67%	7.54%	11.68%
S&P 500†	5.49%	12.83%	5.91%	9.64%
Russell 1000 Growth ‡	11.81%	12.10%	3.83%	7.57%

*  Investor Class - 10/2/1995

†  The Standard and Poor’s 500 Composite Stock Index (“S&P 500”) consists of 500 widely held, publicly traded common stocks.

‡  The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer of the large-cap growth market. The Indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. You cannot invest directly in an Index.

Expense ratio 1.15%

Effective May 1, 2007, the Russell 1000 Growth Index became the Fund’s primary benchmark to make more meaningful comparisons of the Fund’s performance relative to the strategies it employs.

** Hypothetical illustration of $10,000, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2007. All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

UNDERSTANDING YOUR FUNDS EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs including management fees, 12b-1 distribution and service fees, and other fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at July 1, 2007 and held for the entire period until December 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Investor Class
Actual	$1,000.00	$1,079.07	1.15%	$6.03
Hypothetical (b)	1,000.00	1,019.41	1.15	5.85

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At December 31, 2007

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND

Schedule of investments - December 31, 2007
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (97.8%)
Aerospace & Defense (5.2%)
Boeing Co.	350,000	$30,611
Raytheon Co.	400,000	24,280
Air Freight & Logistics (2.6%)
Expeditors International Washington, Inc.	600,000	26,808
Auto Components (3.1%)
Johnson Controls, Inc.	900,000	32,436
Automobiles (2.9%)
Daimler AG	320,000	30,602
Biotechnology (2.6%)
Gilead Sciences, Inc. ‡	600,000	27,606
Capital Markets (5.4%)
Ameriprise Financial, Inc.	500,000	27,555
State Street Corp.	350,000	28,420
Chemicals (7.6%)
Ecolab, Inc.	300,000	15,363
Praxair, Inc.	570,000	50,565
Sigma-Aldrich Corp.	250,000	13,650
Communications Equipment (6.1%)
Qualcomm, Inc.	520,000	20,462
Research In Motion, Ltd. ‡	380,000	43,092
Computers & Peripherals (8.1%)
Apple, Inc. ‡	380,000	75,270
EMC Corp. ‡	500,000	9,265
Construction & Engineering (4.8%)
Jacobs Engineering Group, Inc. ‡	525,000	50,195
Consumer Finance (2.7%)
American Express Co.	550,000	28,611
Diversified Financial Services (4.6%)
CME Group, Inc. Class A	70,000	48,020
Diversified Telecommunication Services (2.2%)
AT&T, Inc.	550,000	$22,858
Electronic Equipment & Instruments (3.5%)
Tyco Electronics, Ltd.	980,000	36,387
Energy Equipment & Services (2.4%)
Schlumberger, Ltd.	260,000	25,576
Health Care Equipment & Supplies (2.1%)
Varian Medical Systems, Inc. ‡	420,000	21,907
Hotels, Restaurants & Leisure (2.3%)
MGM Mirage, Inc. ‡	285,000	23,946
Industrial Conglomerates (3.0%)
General Electric Co.	850,000	31,509
Insurance (2.9%)
American International Group, Inc.	525,000	30,607
Internet Software & Services (4.6%)
Google, Inc. Class A ‡	70,000	48,404
Machinery (5.4%)
Caterpillar, Inc.	350,000	25,396
PACCAR, Inc.	570,000	31,054
Media (3.4%)
McGraw-Hill Cos., Inc. (The)	800,000	35,048
Multiline Retail (2.0%)
Nordstrom, Inc.	560,000	20,569
Pharmaceuticals (3.1%)
Allergan, Inc.	500,000	32,120
Software (5.2%)
Electronic Arts, Inc. ‡	560,000	32,710
Microsoft Corp.	620,000	22,072

Total Common Stocks (cost $850,998)		1,022,974
Total Investment Securities (cost $850,998) #		$1,022,974

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non Income Producing.

#

Aggregate cost for federal income tax purposes is $851,004. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $203,568 and $31,598, respectively. Net unrealized appreciation for tax purposes is $171,970.

See notes to financial statements.

TRANSAMERICA PREMIER FOCUS FUND

MARKET ENVIRONMENT

The twelve months ended December 31, 2007, might be described as “a tale of two halves.”

Throughout the year, the market struggled against the implications of a weak U.S. housing market, which affects two contributors to economic growth: employment in the home-construction industry; and consumer spending. Despite the softness in housing, stock prices generally advanced through spring, buoyed by stable consumer spending and employment levels, rising global demand for U.S. exports and steady corporate earnings.

By summer, rising defaults for sub-prime mortgages triggered a rapid reduction in the availability of credit. Equity market volatility increased dramatically as investors worried how this credit crunch, combined with the housing slump, would affect companies that require large amounts of short-term financing or depend on robust consumer spending. As the period wore on, fresh evidence that the sub-prime and housing problems were spilling over to the broader economy, and that the credit issues will take some time and considerable capital to resolve, weighed on the market. Quarterly earnings growth stalled, particularly in the hard-hit financial sector.

Against this backdrop, the Standard and Poor’s 500 Composite Stock Index (“S&P 500”) advanced 5.49%.

PERFORMANCE

For the year ended December 31, 2007, Transamerica Premier Focus Fund, Investor Class returned 20.35%. By comparison its benchmark, the S&P 500, returned 5.49%.

STRATEGY REVIEW

The portfolio concentrates on a limited number of stocks – ideally, 20 to 30 of our “best ideas” - from among the market’s core and growth equities, regardless of size (i.e., market capitalization). Because of the relatively small number of holdings, individual positions regularly represent 3% - 5% or more of total assets and thus may have more significant impact on performance. Once a stock reaches our estimate of fair value, we divest it in favor of new opportunities. In choosing stocks for investment, we look for competitive advantages and strong secular trends that can fuel earnings growth for several years to come. Many of the stocks meeting our criteria in recent years have been associated with new technologies.

The portfolio’s out-performance was due to very strong returns (above 50%) for a number of these technology holdings, including Apple Inc. (“Apple”), Research In Motion Limited (“RIMM”), and Activision, Inc. (“Activision”) Buoyed by rising sales of iPods, iPhones and, increasingly, its laptop and personal computers, Apple maintained its double-digit growth rate. RIMM, which manufactures smart phones with e-mail capabilities, saw growth in both its business and consumer segments. Activision, a highly successful developer of popular video games, received an attractive offer from Paris-based media company Vivendi, which markets complementary products. Vivendi has strong worldwide distribution and could make it easier for Activision to expand into Asian markets. Investors responded positively to what is perceived to be a “powerhouse” combination.

These gains were partially offset by large underweighting in the energy sector, the best-performing sector of the index for the year. At present, few energy companies satisfy our combined secular-growth and valuation criteria. Other detractors included Macrovision Corporation (“Macrovision”), Shuffle Master, Inc. and several stocks effected by the trends in liquidity and consumer spending (e.g., Starbucks Corporation and Wintrust Financial Corporation ). Macrovision, which provides copy protection and other rights management technologies to entertainment companies, surprised investors by reporting a large and complicated acquisition that will impinge on the company’s free cash flow in the near term. We are watching to see how matters unfold. We eliminated or pared back other detractors.

Edward S. Han
Kirk J. Kim
Joshua D. Shaskan, CFA

Co-Portfolio Managers

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER FOCUS FUND WITH THE S&P 500 INDEX**

Average Annual Total Returns

Total Returns As of December 31, 2007	One Year	Five Years	Ten Years	Since Inception*

Investor Class	20.35%	18.93%	11.63%	13.15%
S&P 500†	5.49%	12.83%	5.91%	6.63%

*  Investor Class - 7/1/1997

†  The Standard and Poor’s 500 Composite Stock Index (“S&P 500”) consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. You cannot invest directly in an Index.

Expense ratio 1.20%

** Hypothetical illustration of $10,000, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2007. All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

UNDERSTANDING YOUR FUNDS EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs including management fees, 12b-1 distribution and service fees, and other fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at July 1, 2007 and held for the entire period until December 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions. the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Investor Class
Actual	$1,000.00	$1,114.48	1.18%	$6.29
Hypothetical (b)	1,000.00	1,019.26	1.18	6.01

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At December 31, 2007

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

TRANSAMERICA PREMIER FOCUS FUND

Schedule of investments – December 31, 2007
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (93.4%)
Auto Components (2.7%)
Johnson Controls, Inc.	70,290	$2,533
Biotechnology (3.0%)
Gilead Sciences, Inc. ‡	62,175	2,861
Capital Markets (3.3%)
Ameriprise Financial, Inc.	34,100	1,879
Blackstone Group, LP (The)	57,500	1,273
Chemicals (3.5%)
Praxair, Inc.	38,000	3,371
Commercial Banks (1.4%)
Wintrust Financial Corp.	39,505	1,309
Commercial Services & Supplies (3.5%)
Costar Group, Inc. ‡	32,700	1,545
Ritchie Bros. Auctioneers, Inc.	21,500	1,778
Communications Equipment (7.5%)
Qualcomm, Inc.	88,816	3,495
Research In Motion, Ltd. ‡	32,300	3,663
Computers & Peripherals (11.3%)
Apple, Inc. ‡	54,250	10,746
Diversified Consumer Services (6.3%)
Strayer Education, Inc.	35,290	6,020
Diversified Financial Services (5.8%)
CME Group, Inc. Class A	8,030	5,508
Food & Staples Retailing (1.4%)
Whole Foods Market, Inc.	32,300	1,318
Health Care Equipment & Supplies (2.1%)
Arthrocare Corp. ‡	28,000	1,345
Insulet Corp. ‡	29,000	681
Health Care Providers & Services (2.4%)
Nighthawk Radiology Holdings ‡	108,800	2,290
Hotels, Restaurants & Leisure (4.5%)
Las Vegas Sands Corp. ‡	28,350	2,922
Starbucks Corp. ‡	66,500	1,361
Insurance (1.5%)
American International Group, Inc.	24,200	$1,411
Internet Software & Services (7.6%)
Google, Inc. Class A ‡	7,490	5,179
Valueclick, Inc. ‡	95,100	2,083
IT Services (1.6%)
NeuStar, Inc. Class A ‡	52,585	1,508
Media (1.1%)
XM Satellite Radio Holdings, Inc. Class A ‡	87,610	1,072
Metals & Mining (2.2%)
Horsehead Holdings Corp. ‡	124,100	2,106
Multiline Retail (2.9%)
Saks, Inc. ‡	133,000	2,761
Pharmaceuticals (2.4%)
Allergan, Inc.	35,400	2,274
Semiconductors & Semiconductor Equipment (2.5%)
NVIDIA Corp. ‡	71,500	2,432
Software (7.2%)
Activision, Inc. ‡	173,087	5,140
Macrovision Corp. ‡	95,301	1,747
Textiles, Apparel & Luxury Goods (3.8%)
Nike, Inc. Class B	34,800	2,236
Under Armour, Inc. Class A ‡	31,125	1,359
Wireless Telecommunication Services (1.9%)
Metropcs Communications, Inc. ‡	95,000	1,848

Total Common Stocks (cost $68,942)		89,054
Total Investment Securities (cost $68,942) #		$89,054

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non Income Producing

#

Aggregate cost for federal income tax purposes is $68,942. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $24,869 and $4,757, respectively. Net unrealized appreciation for tax purposes is $20,112.

See notes to financial statements.

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND

MARKET ENVIRONMENT

The twelve months ended December 31, 2007, might be described as “a tale of two halves.” Throughout the year, the market struggled against the implications of a weak U.S. housing market, which affects two contributors to economic growth: employment in the home-construction industry; and consumer spending. Despite the softness in housing, stock prices generally advanced through spring, buoyed by stable consumer spending and employment levels, rising global demand for U.S. exports and steady corporate earnings.

By summer rising defaults for sub-prime mortgages triggered a rapid reduction in the availability of credit. Equity market volatility increased dramatically as investors worried how this credit crunch, combined with the housing slump, would affect companies that require large amounts of short-term financing or depend on robust consumer spending. As the period wore on, fresh evidence that the sub-prime and housing problems were spilling over to the broader economy, and that the credit issues would take some time and considerable capital to resolve, weighed on the market. Quarterly earnings growth stalled, particularly in the hard-hit financial sector.

Against this backdrop, growth and value equity returns diverged sharply. Most growth indexes registered positive, even double-digit, returns, while value indexes declined.

PERFORMANCE

For the year ended December 31, 2007, Transamerica Premier Growth Opportunities Fund, Investor Class returned 23.01%. By comparison its primary and secondary benchmarks, the Russell 2500 Growth Index and the Russell Midcap Growth Index, returned 9.69% and 11.43%, respectively.

STRATEGY REVIEW

We focus on companies with the potential to outperform over a three- to five-year time horizon, due to a combination of capable management, sustainable competitive advantages, and the ability to benefit from positive secular growth trends. Major themes in recent years have included strong global economic growth and new technologies. This emphasis paid off handsomely during the period.

For example, two of the portfolio’s largest contributors to performance were health care companies involved in the development of new medical products: Intuitive Surgical, Inc. (“Intuitive Surgical”) and Covance Inc. (“Covance”) Intuitive Surgical designs and manufactures the DaVinci system for robotically assisted, minimally invasive surgery. Rapid sales led to double-digit earning growth during 2007. Covance contracts with pharmaceuticals companies to conduct trials for new pharmaceutical treatments. Its business is growing as major pharmaceutical makers seek to reduce costs through outsourcing.

Other major contributors were companies leveraged to global economic growth and development (e.g., Jacobs Engineering Group Inc. (“Jacobs”) and Cameron International Corporation (“Cameron”)). Cameron, which manufactures pressure-control systems used in deep-sea drilling, benefited from strong energy prices and the continued exploration for oil. Jacobs, a designer and manager of large-scale engineering projects worldwide, won new contracts throughout the year.

Key detractors from annual results included VeriFone Holdings, Inc. (“VeriFone”), Macrovision Corporation (“Macrovision”) and Global Payments Inc. (“Global Payments”) VeriFone, an electronics payment company, caught investors off guard with an announcement of accounting irregularities relating in part to a merger than occurred in 2006. We exited the position. Macrovision, which provides copy protection and other rights management technologies to entertainment companies, also surprised investors, by reporting a large and complicated acquisition. Though the acquisition may have long-term strategic advantages, the costs will likely reduce Macrovision’s free cash flow in the nearer term. We pared the position. As for Global Payments, a credit card processing company, we sold our holdings early in the year because the secular drivers of growth for its business were waning.

Edward S. Han
John J. Huber, CFA

Co-Portfolio Managers

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND WITH THE RUSSELL 2500 GROWTH INDEX**

Average Annual Total Returns

Total Returns As of December 31, 2007	One Year	Five Years	Ten Years	Since Inception*

Investor Class	23.01%	17.90%	14.12%	15.82%
Russell 2500 Growth †	9.69%	17.43%	6.62%	7.01%
Russell Midcap Growth †	11.43%	17.90%	7.59%	8.27%

*  Investor Class - 7/1/1997

†  The Russell Midcap Growth Index measures the performance of those Russell Midcap Growth companies with higher price-to-book ratios and higher forecasted growth value. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. You cannot invest directly in an Index.

Expense ratio 1.17%

** Hypothetical illustration of $10,000, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2007. All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

UNDERSTANDING YOUR FUNDS EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs including management fees, 12b-1 distribution and service fees, and other fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at July 1, 2007 and held for the entire period until December 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Investor Class
Actual	$1,000.00	$1,139.91	1.19%	$6.42
Hypothetical (b)	1,000.00	1,019.21	1.19	6.06

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At December 31, 2007

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND

Schedule of investments – December 31, 2007
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (96.5%)
Aerospace & Defense (1.0%)
Rockwell Collins, Inc.	20,000	$1,439
Air Freight & Logistics (3.3%)
Expeditors International Washington, Inc.	108,000	4,825
Auto Components (3.7%)
BorgWarner, Inc.	110,900	5,369
Capital Markets (5.5%)
Ameriprise Financial, Inc.	54,850	3,023
T. Rowe Price Group, Inc.	81,950	4,989
Commercial Banks (1.0%)
Signature Bank ‡	42,600	1,438
Communications Equipment (1.8%)
Foundry Networks, Inc. ‡	110,200	1,931
Riverbed Technology, Inc. ‡	25,000	668
Construction & Engineering (4.2%)
Jacobs Engineering Group, Inc. ‡	65,200	6,234
Diversified Consumer Services (3.7%)
Strayer Education, Inc.	31,750	5,416
Diversified Financial Services (5.6%)
CME Group, Inc. Class A	6,270	4,301
Nymex Holdings, Inc.	29,400	3,928
Electrical Equipment (0.5%)
Sunpower Corp. Class A ‡	6,225	812
Electronic Equipment & Instruments (2.7%)
Trimble Navigation, Ltd. ‡	131,700	3,983
Energy Equipment & Services (5.2%)
Cameron International Corp. ‡	108,300	5,212
Core Laboratories NV ‡	19,500	2,432
Food & Staples Retailing (2.0%)
Whole Foods Market, Inc.	71,390	2,913
Health Care Equipment & Supplies (9.0%)
Arthrocare Corp. ‡	54,000	2,595
Hologic, Inc. ‡	24,000	1,647
Idexx Laboratories, Inc. ‡	19,800	1,161
Intuitive Surgical, Inc. ‡	19,000	6,165
Varian Medical Systems, Inc. ‡	32,200	1,680
Health Care Technology (2.5%)
Cerner Corp. ‡	66,200	3,734
Hotels, Restaurants & Leisure (3.9%)
Burger King Holdings, Inc.	13,500	385
International Game Technology	80,750	3,547
Las Vegas Sands Corp. ‡	17,100	1,762
Household Durables (0.7%)
Harman International Industries, Inc.	14,000	1,032
Internet Software & Services (1.2%)
Valueclick, Inc. ‡	83,550	$1,830
IT Services (2.1%)
NeuStar, Inc. Class A ‡	106,950	3,067
Life Sciences Tools & Services (5.3%)
Covance, Inc. ‡	63,500	5,500
Techne Corp. ‡	34,080	2,251
Machinery (6.5%)
Donaldson Co., Inc.	1,448	67
Joy Global, Inc.	72,000	4,739
Kennametal, Inc.	123,804	4,687
Media (5.0%)
Lamar Advertising Co. Class A	92,800	4,461
Morningstar, Inc. ‡	37,100	2,884
Multiline Retail (2.9%)
Saks, Inc. ‡	203,600	4,227
Oil, Gas & Consumable Fuels (1.7%)
Range Resources Corp.	50,000	2,568
Semiconductors & Semiconductor Equipment (3.1%)
NVIDIA Corp. ‡	40,700	1,385
Sirf Technology Holdings, Inc. ‡	125,200	3,146
Software (7.0%)
Activision, Inc. ‡	118,637	3,523
Intuit, Inc. ‡	60,000	1,897
Macrovision Corp. ‡	114,000	2,090
Salesforce.Com, Inc. ‡	45,300	2,840
Specialty Retail (2.3%)
Guess?, Inc.	88,100	3,338
Trading Companies & Distributors (3.1%)
WW Grainger, Inc.	52,900	4,630

Total Common Stocks (cost $ 116,426)		141,751
Total Investment Securities (cost $116,426) #		$141,751

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non Income Producing

#

Aggregate cost for federal income tax purposes is $116,455. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $29,647 and $4,351, respectively. Net unrealized appreciation for tax purposes is $25,296.

See notes to financial statements.

TRANSAMERICA PREMIER BALANCED FUND

MARKET ENVIRONMENT

U.S. securities markets faced significant challenges in the twelve months ended December 31, 2007. The housing-market correction that began in 2006 gained momentum. Added to that were a credit-and-liquidity crisis triggered by rising defaults in subprime mortgages; concerns about inflation; and mounting signs of an economic slowdown. After advancing early in the period, equities gave back some gains as quarterly earnings growth stalled out and it became evident that the housing and credit issues will linger into 2008, slowing the pace of consumer spending. The Standard and Poor’s 500 Composite Stock Index (“S&P 500”) ended the year with a relatively modest total return of 5.49%.

Despite the credit problems, fixed-income markets fared better than stocks in general. Initially, a relatively benign outlook for the economy and interest rates led investors to favor non-government securities. However, as the credit issues escalated over the course of the year, those sectors surrendered much of the early gains. Worried investors fled to the relative safety of Treasuries, which outperformed all other sectors of the fixed-income markets. Based largely on the strength of Treasuries, the Lehman Brothers U.S. Government/Credit Bond Index (“LBGC”) rose 7.23% for the full twelve-month period.

PERFORMANCE

For the year ended December 31, 2007, Transamerica Premier Balanced Fund, Investor Class returned 13.04%. By comparison its primary and secondary benchmarks, the S&P 500 and the LBGC, returned 5.49% and 7.23%, respectively.

STRATEGY REVIEW

Strongly positive returns for the equity portfolio, which represented 70%+ of assets throughout the year, more than compensated for underperformance by the fixed-income portfolio. We attribute the favorable equity-portfolio results to our focus on two secular growth trends that were uneffected by the domestic challanges: demand for new personal technology; and rapid worldwide industrialization.

The portfolio’s chief contributors to performance included, among others, Jacobs Engineering Group Inc. (“Jacobs”), Apple Inc. (“Apple”), and PACCAR Inc (“PACCAR”). A worldwide boom in commercial construction was the driving force behind year-long gains for Jacobs, which designs and manages large-scale engineering projects. Apple chalked up strong sales of its user-friendly personal electronics (e.g., iPods and iPhones). The “halo” effect from these also invigorated sales of its personal computers and laptops. PACCAR, a leading manufacturer of heavy trucks, reported growth in domestic sales early in the year and higher international sales throughout the period. Partially countering these gains were setbacks for companies vulnerable to the credit-market turmoil (e.g., McGraw-Hill Companies Inc. (“McGraw-Hill”), the parent company of debt-rating agency Standard & Poor’s Corp.), slower discretionary spending by consumers (Marriott International, Inc. (“Marriott”), American Express Company (“American Express”) and Nordstrom, Inc. (“Nordstrom”), or a combination of the two (Harley-Davidson, Inc. (“Harley-Davidson”). We believe McGraw-Hill will recover as the credit crisis is resolved and believe well-to-do consumers will continue to support high-end retailer Nordstrom and credit card issuer American Express. We exited hotelier Marriott, where the secular growth cycle has peaked, and reduced the exposure to motorcycle maker Harley-Davidson, where sales have slowed.

The fixed-income portfolio generated a positive total return but lagged the LBGC due to an overweighting in non-government sectors (i.e., corporate bonds and mortgage-related securities). Although we reduced the corporate allocation prior to the credit crunch and owned only quality mortgage securities, the portfolio did not keep pace with the index amidst the exceptional volatility in the second half of the year.

Gary U. Rollé, CFA
Heidi Y. Hu, CFA

Co-Portfolio Managers

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

TRANSAMERICA PREMIER BALANCED FUND WITH THE S&P 500 INDEX **

Average Annual Total Returns

Total Returns As of December 31, 2007	One Year	Five Years	Ten Years	Since Inception*

Investor Class	13.04%	12.48%	9.71%	12.06%
S&P 500†	5.49%	12.83%	5.91%	9.64%
Lehman Government/Credit Bond Index†	7.23%	4.44%	6.01%	6.33%

*  Institutional Class and Investor Class - 10/2/1995

†  The Standard and Poor’s 500 Composite Stock Index (“S&P 500”) consists of 500 widely held, publicly traded common stocks. The Lehman Brothers U.S. Government/Credit Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by each index. You cannot invest directly in an Index.

Expense ratio 1.10%

** Hypothetical illustration of $10,000, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2007. All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

UNDERSTANDING YOUR FUNDS EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs including management fees, 12b-1 distribution and service fees, and other fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at July 1, 2007 and held for the entire period until December 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Investor Class
Actual	$1,000.00	$1,055.56	1.10%	$5.70
Hypothetical (b)	1,000.00	1,019.66	1.10	5.60

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Asset Type
At December 31, 2007

This chart shows the percentage breakdown by asset type of the Fund’s total investment securities.

TRANSAMERICA PREMIER BALANCED FUND

Schedule of investments - December 31, 2007
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (6.0%)
U.S. Government Obligation (6.0%)
U.S. Treasury Bond
4.50%, due 02/15/2036	$3,146	$3,162
4.75%, due 02/15/2037	1,680	1,758
8.00%, due 11/15/2021	1,025	1,403
U.S. Treasury Inflation Indexed Note, TIPS
2.63%, due 07/15/2017	4,551	4,911
U.S. Treasury Note
3.38%, due 11/20/2012	1,260	1,256
4.00%, due 02/15/2015	1,000	1,014
4.25%, due 09/30/2012 – 11/15/2017	3,480	3,549
4.50%, due 05/15/2010	4,900	5,063
4.63%, due 07/31/2012	2,800	2,940
4.75%, due 08/15/2017	3,240	3,422
Total U.S. Government Obligations (cost $27,557)		28,478

U.S. GOVERNMENT AGENCY OBLIGATIONS (3.4%)
U.S. Government Agency Obligation
Fannie Mae
5.00%, due 04/25/2034	3,210	3,131
Freddie Mac
4.25%, due 10/15/2026	1,500	1,486
5.00%, due 10/15/2030 – 11/15/2032	6,715	6,707
5.35%, due 11/14/2011	5,000	5,046
Total U.S. Government Agency Obligations (cost $16,144)		16,370

MORTGAGE-BACKED SECURITIES (2.3%)
Bear Stearns Commercial Mortgage Securities
Series 2006-PW14, Class A4
5.20%, due 12/11/2038	1,990	1,970
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2007-CD4, Class A4
5.32%, due 12/11/2049	910	907
Crown Castle Towers LLC
Series 2006-1A, Class AFX-144A
5.24%, due 11/15/2036	1,778	1,775
Morgan Stanley Capital I
Series 2006-HQ10, Class A4
5.33%, due 11/12/2041	2,019	2,018
SBA CMBS Trust
Series 2006-1A, Class A-144A
5.31%, due 11/15/2036	1,770	1,771
Wachovia Bank Commercial Mortgage Trust
Series 2006-C28, Class A4
5.57%, due 10/15/2048	1,946	1,977
Wachovia Bank Commercial Mortgage Trust
Series 2007-C32, Class H-144A
5.93%, due 06/15/2049	570	395
Total Mortgage-Backed Securities (cost $10,946)		10,813

ASSET-BACKED SECURITIES (0.3%)
Honda Auto Receivables Owner Trust
Series 2005-4, Class A3
4.46%, due 05/21/2009	$205	$205
USAA Auto Owner Trust
Series 2007-2, Class A3
4.90%, due 02/15/2012	1,465	1,475
Total Asset-Backed Securities (cost $1,670)		1,680

CORPORATE DEBT SECURITIES (15.6%)
Aerospace & Defense (0.4%)
Embraer Overseas, Ltd.
6.38%, due 01/24/2017	939	891
Honeywell International
5.63%, due 08/01/2012	920	953
Air Freight & Logistics (0.3%)
FedEx Corp.
9.65%, due 06/15/2012	1,330	1,559
Airlines (0.4%)
Continental Airlines, Inc.
7.49%, due 10/02/2010	638	644
Delta Air Lines, Inc.
7.57%, due 11/18/2010	585	591
United Airlines, Inc.
6.64%, due 07/02/2022	795	747
Beverages (0.5%)
Anheuser-Busch Cos., Inc.
6.45%, due 09/01/2037	595	645
Diageo Capital PLC
5.75%, due 10/23/2017	1,091	1,097
FBG Finance, Ltd. -144A
5.88%, due 06/15/2035	600	566
Capital Markets (0.4%)
Ameriprise Financial, Inc.
7.52%, due 06/01/2066 * (1)	575	572
JP Morgan Chase Capital XVIII
6.95%, due 08/17/2036	685	651
Nuveen Investments, Inc.
5.00%, due 09/15/2010	735	671
Chemicals (0.6%)
ICI Wilmington, Inc.
4.38%, due 12/01/2008	1,150	1,148
Lubrizol Corp.
4.63%, due 10/01/2009	1,640	1,647
Commercial Banks (1.0%)
Barclays PLC
6.28%, due 12/15/2034 Ž, (1)	685	597
HBOS PLC -144A
6.66%, due 11/21/2049 * Ž, (1)	675	559
ICICI Bank, Ltd. -144A
6.63%, due 10/03/2012	701	695
M&i Marshall & Ilsley Bank
5.39%, due 12/04/2012 *	700	660
Rabobank Capital Funding II -144A
5.26%, due 12/31/2013 Ž	520	485
Sumitomo Mitsui Banking Corp. -144A
5.63%, due 10/15/2015 Ž, (1)	575	537

See notes to financial statements.

	Principal	Value
Commercial Banks (continued)
Wachovia Capital Trust III
5.80%, due 03/15/2011 Ž, (1)	$610	$545
ZFS Finance USA Trust II -144A
6.45%, due 12/15/2065 (1)	600	559
Construction Materials (0.1%)
Lafarge SA
7.13%, due 07/15/2036	604	587
Consumer Finance (1.1%)
Capital One Bank
5.75%, due 09/15/2010	1,800	1,800
Discover Financial Services -144A
6.23%, due 06/11/2010 *	1,250	1,190
John Deere Capital Corp.
4.88%, due 03/16/2009	2,275	2,280
Diversified Financial Services (0.8%)
Glencore Funding LLC -144A
6.00%, due 04/15/2014	706	710
ILFC E-Capital Trust II -144A
6.25%, due 12/21/2065 (1)	965	922
Mizuho JGB Investment LLC -144A
9.87%, due 06/30/2008 * Ž, (1)	1,300	1,312
Pemex Finance, Ltd.
9.03%, due 02/15/2011	702	743
Electric Utilities (0.4%)
Dominion Resources, Inc.
5.687 due 05/15/2008 (2)	810	812
Pacific Gas & Electric Co.
5.63%, due 11/30/2017	1,255	1,259
Energy Equipment & Services (0.2%)
Transocean, Inc.
6.80%, due 03/15/2038	725	740
Food & Staples Retailing (0.9%)
Costco Wholesale Corp.
5.50%, due 03/15/2017	1,171	1,181
Fred Meyer, Inc.
7.45%, due 03/01/2008	1,500	1,505
Stater Brothers Holdings, Inc.
8.13%, due 06/15/2012	400	395
Wal-Mart Stores, Inc.
6.50%, due 08/15/2037	1,140	1,201
Food Products (0.6%)
Bunge, Ltd. Finance Corp.
4.38%, due 12/15/2008	1,370	1,361
Cargill, Inc. -144A
5.60%, due 09/15/2012	1,154	1,173
Michael Foods, Inc.
8.00%, due 11/15/2013	500	495
Gas Utilities (0.6%)
Oneok, Inc.
5.51%, due 02/16/2008	1,560	1,559
Southern Union Co.
6.15%, due 08/16/2008	1,487	1,492
Hotels, Restaurants & Leisure (1.0%)
Las Vegas Sands Corp.
6.38%, due 02/15/2015	$500	$470
McDonald’s Corp.
5.80%, due 10/15/2017	1,020	1,056
Royal Caribbean Cruises, Ltd.
8.75%, due 02/02/2011	1,100	1,147
Starbucks Corp.
6.25%, due 08/15/2017	665	690
Wyndham Worldwide Corp.
6.00%, due 12/01/2016	1,200	1,138
Household Durables (0.2%)
Centex Corp.
4.75%, due 01/15/2008	900	898
Household Products (0.1%)
Kimberly-Clark
6.63%, due 08/01/2037	580	642
Independent Power Producers & Energy Traders (0.3%)
Empresa Nacional de Electricidad
SA/Chile Class B
8.50%, due 04/01/2009	1,200	1,254
Insurance (0.7%)
Genworth Financial, Inc.
5.23%, due 05/16/2009	1,100	1,108
Hartford Financial Services Group, Inc.
5.55%, due 08/16/2008	820	822
Oil Insurance, Ltd. -144A
7.56%, due 06/30/2011 * Ž, (1)	460	469
Travelers Cos., Inc. (The)
6.75%, due 06/20/2036	770	803
Machinery (0.5%)
Siemens Financieringsmaat NV -144A
5.50%, due 02/16/2012	1,530	1,574
Tyco Electronics Group SA -144A
6.55%, due 10/01/2017	934	961
Media (0.7%)
Amfm, Inc.
8.00%, due 11/01/2008	430	444
Comcast Corp.
7.05%, due 03/15/2033	420	459
McGraw-Hill Cos., Inc.
5.38%, due 11/15/2012	1,021	1,040
News America Holdings, Inc.
7.75%, due 12/01/2045	480	521
Time Warner Entertainment Co., LP
8.38%, due 07/15/2033	550	662
Multiline Retail (0.2%)
Neiman-Marcus Group, Inc.
9.00%, due 10/15/2015	400	412
Target Corp.
6.50%, due 10/15/2037	589	592
Oil, Gas & Consumable Fuels (0.6%)
Husky Oil, Ltd.
8.90%, due 08/15/2028 (1)	135	136
Petrobras International Finance Co.
5.88%, due 03/01/2018	985	980
PetroHawk Energy Corp.
9.13%, due 07/15/2013	500	526

See notes to financial statements.

	Principal	Value
Oil, Gas & Consumable Fuels (continued)
Teppco Partners, LP
7.00%, due 06/01/2067 * (1)	$500	$457
Valero Logistics Operations, LP
6.88%, due 07/15/2012	850	910
Real Estate Investment Trusts (1.8%)
BRE Properties, Inc.
5.75%, due 09/01/2009	1,670	1,709
Hospitality Properties Trust
6.75%, due 02/15/2013	1,213	1,248
iStar Financial, Inc.
4.88%, due 01/15/2009	1,700	1,641
PPF Funding, Inc. -144A
5.35%, due 04/15/2012	1,646	1,643
Weingarten Realty Investors
5.26%, due 05/15/2012	1,000	982
Westfield Group -144A
5.40%, due 10/01/2012	1,250	1,247
Real Estate Management & Development (0.6%)
Duke Realty, LP
5.63%, due 08/15/2011	1,340	1,347
ERP Operating, LP
5.38%, due 08/01/2016	1,002	945
Post Apartment Homes, LP
6.30%, due 06/01/2013	537	564
Road & Rail (0.3%)
Erac USA Finance Co. -144A
6.38%, due 10/15/2017	775	749
Hertz Corp. (The)
8.88%, due 01/01/2014	470	476
Specialty Retail (0.2%)
Lowe’s Companies, Inc.
6.65%, due 09/15/2037	480	487
Petro Stopping Centers, LP / Petro
9.00%, due 02/15/2012	500	522
Wireless Telecommunication Services (0.1%)
Nextel Communications, Inc.
7.38%, due 08/01/2015	475	468
Total Corporate Debt Securities (cost $74,050)		73,935

	Shares	Value
PREFERRED STOCKS (0.0%)
Thrifts & Mortgage Finance (0.0%)
IndyMac Bank Fsb -144A	24,000	260
Total Preferred Stocks (cost $600)		260
COMMON STOCKS (69.9%)
Aerospace & Defense (1.3%)
Boeing Co.	70,000	6,122
Air Freight & Logistics (1.9%)
Expeditors International Washington	200,000	8,936
Auto Components (3.3%)
BorgWarner, Inc.	155,000	7,504
Johnson Controls, Inc.	225,000	8,109
Automobiles (2.1%)
Daimler AG	70,000	6,694
Harley-Davidson, Inc.	75,000	3,503
Biotechnology (1.5%)
Gilead Sciences, Inc. ‡	150,000	6,901
Capital Markets (3.3%)
Ameriprise Financial, Inc.	140,000	$7,716
Charles Schwab Corp. (The)	100,000	2,555
T. Rowe Price Group, Inc.	90,000	5,479
Chemicals (0.9%)
Sigma-Aldrich Corp.	80,000	4,368
Communications Equipment (2.9%)
Qualcomm, Inc.	205,000	8,067
Research In Motion, Ltd. ‡	50,000	5,670
Computers & Peripherals (4.6%)
Apple, Inc. ‡	110,000	21,789
Construction & Engineering (8.0%)
Jacobs Engineering Group, Inc. ‡	400,000	38,244
Consumer Finance (2.2%)
American Express Co.	200,000	10,404
Diversified Financial Services (3.6%)
CME Group, Inc. Class A	25,000	17,150
Diversified Telecommunication Services (2.1%)
Verizon Communications, Inc.	230,000	10,049
Electronic Equipment & Instruments (1.2%)
Tyco Electronics, Ltd.	160,000	5,941
Energy Equipment & Services (1.5%)
Schlumberger, Ltd.	72,000	7,083
Food & Staples Retailing (0.5%)
Walgreen Co.	64,000	2,437
Health Care Equipment & Supplies (1.1%)
Varian Medical Systems, Inc. ‡	100,000	5,216
Hotels, Restaurants & Leisure (2.0%)
Marriott International, Inc. Class A	130,000	4,444
MGM Mirage, Inc. ‡	60,000	5,041
Industrial Conglomerates (1.4%)
General Electric Co.	175,000	6,487
Insurance (1.6%)
American International Group, Inc.	130,000	7,579
Internet Software & Services (2.5%)
Google, Inc. Class A ‡	17,000	11,755
Machinery (7.5%)
Caterpillar, Inc.	145,000	10,521
Kennametal, Inc.	300,000	11,358
PACCAR, Inc.	250,000	13,620
Media (2.3%)
McGraw-Hill Cos., Inc. (The)	250,000	10,952
Multiline Retail (1.5%)
Nordstrom, Inc.	200,000	7,346
Oil, Gas & Consumable Fuels (1.0%)
Suncor Energy, Inc.	44,000	4,784
Pharmaceuticals (1.5%)
Allergan, Inc.	110,000	7,066
Semiconductors & Semiconductor Equipment (1.5%)
Intel Corp.	260,000	6,932
Software (3.2%)
Microsoft Corp.	280,000	9,968
Salesforce.Com, Inc. ‡	80,000	5,015
Trading Companies & Distributors (1.9%)
WW Grainger, Inc.	105,000	9,190

Total Common Stocks (cost $225,169)		331,995
Total Investment Securities (cost $356,136) #		$463,531

See notes to financial statements.

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of December 31, 2007.

‡	Non Income Producing

(1)	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of December 31, 2007.

(2)	Step Bond. Interest rate may increase or decrease as the credit rating changes.

Ž	The security has a perpetual maturity. The date shown is the next call date.

#

Aggregate cost for federal income tax purposes is $356,779. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $112,492 and $5,740, respectively. Net unrealized appreciation for tax purposes is $106,752.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities aggregated $19,551 or 4.11%
of net assets of the fund.

TIPS	Treasury Inflation Protected Security

See notes to financial statements.

TRANSAMERICA PREMIER HIGH YIELD BOND FUND

MARKET ENVIRONMENT

The twelve months ended December 31, 2007, was a period of extremes in the high-yield bond market. Initially, yield spreads (i.e., the yield differential between high-yield bonds and Treasury securities) fell to some of the lowest levels ever recorded (fewer than 275 basis points [2.75%]). Since bond prices move in opposition to yield, prices for high-yield bonds moved higher. Driving the gains was a mix of solid corporate earnings and very low default rates.

Market conditions degraded quickly after June, as a sharp rise in delinquencies for sub-prime mortgages set off a chain reaction. An entire architecture of investment vehicles backed by risky home loans toppled, costing banks billions of dollars in losses and impairing their ability to make loans. As major sources of capital (i.e., liquidity) dried up and home values continued to deteriorate, concerns over consumer spending and a risk of recession increased.

Attempting to prevent a recession and ease the liquidity problem, the Federal Reserve Board reduced interest rates in the second half. Nonetheless, wary investors flocked to the safety of high-quality securities. High-yield spreads, especially for lower-rated bonds, widened dramatically, even though defaults were little changed.

The average yield to maturity for the portfolio’s benchmark, the Merrill Lynch High Yield Cash Pay BB-B Index (“ML High Yield BB-B”), rose from 7.35% to 8.73% over the course of the year.

PERFORMANCE

For the year ended December 31, 2007, Transamerica Premier High Yield Bond Fund, Investor Class returned 0.59%. By comparison its primary and secondary benchmarks, the ML High Yield BB-B and the Merrill Lynch U.S. High Yield, Cash Pay Index, returned 2.69% and 2.17%, respectively.

STRATEGY REVIEW

We attribute the portfolio’s lagging total return to a small allocation to lower-rated (CCC) securities; and to weakness among holdings vulnerable to the liquidity crisis or worries about consumer spending in a slower-growth environment, most notably IndyMac Bancorp, Inc. (“IndyMac”) Anticipating the shift in market conditions, we began reducing the investment in CCC securities in the second quarter and continued to do so throughout the final six months. Despite this, the exposure detracted from returns. As for IndyMac, this thrift originates, services and holds prime and Alt-A home mortgages and mortgage-related products. (Alt-A loans are riskier than standard conforming mortgages but less risky than sub-prime mortgages.) Although IndyMac’s delinquency rate remained within acceptable ranges and the company made ample provisions to deal with the losses, the general muddle in the mortgage industry undermined its bonds.

These losses were offset by positive returns for other holdings, including top contributors Armor Holdings, Inc. (“Armor”) and Petro Stopping Centers, L.P. (“Petro”). Armor, a manufacturer of security products, personal armor and armored vehicles used by the military and law enforcement, was acquired by BAE Systems plc. Petro, a chain of 40+ truck stops, was also acquired during the year. As part of the transaction, the bonds were defeased, swapping assets backing the bonds for Treasury securities. In both cases, the bonds appreciated considerably.

Peter O. Lopez
Scott L. Dinsdale, CFA
Brian W. Westhoff, CFA

Co-Portfolio Managers

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER HIGH YIELD BOND FUND WITH THE MERRILL LYNCH HIGH YIELD, CASH PAY BB-B RATED **

Average Annual Total Returns

			Since
Total Returns As of December 31, 2007	One Year	Five Years	Inception*
Institutional Class	0.86%	8.40%	5.04%
Investor Class	0.59%	8.15	4.82%
Merrill Lynch US High Yield, Cash Pay, BB-B Rated†	2.69%	9.67%	5.55%
Merrill Lynch High Yield U.S. Corporates, Cash Pay†	2.17%	10.57%	5.62%

*  Institutional Class and Investor Class - 7/1/1998

†  The Merrill Lynch High Yield, Cash Pay, BB-B Rated Index is an unmanaged index comprised of the market value weighted measure of approximately 1,500 BB and B rated bonds. The Merrill Lynch U.S. High Yield, Cash Pay Index is an unmanaged portfolio constructed to mirror the public high yield debt market. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by each index. You cannot invest directly in an index.

Expense ratio: Institutional 0.64%, Investor 1.19%.

**  Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2007. All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

UNDERSTANDING YOUR FUNDS EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs including management fees, 12b-1 distribution and service fees, and other fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at July 1, 2007 and held for the entire period until December 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Institutional Class
Actual	$1,000.00	$974.20	0.65%	$3.23
Hypothetical (b)	1,000.00	1,021.93	0.65	3.31
Investor Class
Actual	1,000.00	973.18	0.90	4.48
Hypothetical (b)	1,000.00	1,020.67	0.90	4.58

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in  the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Bond Credit Quality (Moody Ratings)
At December 31, 2007

This chart shows the percentage breakdown by bond credit quality (Moody ratings) of the Fund’s total investment securities.

Credit Rating Description

A3 – Upper medium grade obligations. Interest payments and principal are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

B1 – Moderate vulnerability to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.

B2 – More vulnerable to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.

B3 – Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Ba1 – Moderate vulnerability in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

Ba2 – Vulnerable in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

Ba3 – More vulnerable in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

Baa1 – Medium grade obligations. Interest payments and principal security are adequate for the present but certain protective elements may be lacking or maybe characteristically unreliable over great length of time.

Baa3 – Medium grade obligations. Interest payments and principal security are not as adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Caa1 – Highly vulnerable may be in default on their policyholder obligations or there may be present elements of danger with respect to payment of policyholder obligations and claims.

Caa2 – Extremely vulnerable may be in default on their policyholder obligations or there may be present elements of danger with respect to payment of policyholder obligations and claims.

TRANSAMERICA PREMIER HIGH YIELD BOND FUND

Schedule of investments – December 31, 2007
(all amounts except share amounts in thousands)

	Principal	Value
CORPORATE DEBT SECURITIES (89.0%)
Aerospace & Defense (2.2%)
Transdigm, Inc.
7.75%, due 07/15/2014	$1,250	$1,269
Auto Components (1.7%)
Tenneco, Inc. -144A
8.13%, due 11/15/2015	1,000	990
Automobiles (1.1%)
General Motors Corp.
7.13%, due 07/15/2013	700	607
Building Products (1.3%)
Goodman Global Holdings, Inc.
7.88%, due 12/15/2012	700	721
Chemicals (1.6%)
Momentive Performance Materials, Inc. -144A
9.75%, due 12/01/2014	1,000	920
Commercial Services & Supplies (2.3%)
FTI Consulting, Inc.
7.75%, due 10/01/2016	1,250	1,300
Construction Materials (1.7%)
Texas Industries, Inc.
7.25%, due 07/15/2013	1,000	980
Consumer Finance (1.7%)
Cardtronics, Inc.
9.25%, due 08/15/2013	1,000	975
Containers & Packaging (3.4%)
Graham Packaging Co., Inc.
9.88%, due 10/15/2014	1,000	920
Graphic Packaging International Corp.
9.50%, due 08/15/2013	1,000	987
Diversified Financial Services (3.6%)
American Real Estate Partners, LP
8.13%, due 06/01/2012	1,000	969
Galaxy Entertainment Finance Co., Ltd. -144A
9.88%, due 12/15/2012	1,000	1,055
Electrical Equipment (1.7%)
Belden, Inc.
7.00%, due 03/15/2017	1,000	975
Energy Equipment & Services (1.2%)
Ocean RIG Norway As -144A
8.38%, due 07/01/2013	650	691
Food & Staples Retailing (5.4%)
Albertsons LLC
7.25%, due 05/01/2013	1,000	1,023
Pathmark Stores, Inc.
8.75%, due 02/01/2012	1,000	1,029
Stater Brothers Holdings, Inc.
8.13%, due 06/15/2012	1,000	987
Food Products (2.6%)
Michael Foods, Inc.
8.00%, due 11/15/2013	1,500	1,485
Hotels, Restaurants & Leisure (5.0%)
Fontainebleau Las Vegas Holdings
LLC/Fontainebleau Las Vegas Capital Corp. -144A
10.25%, due 06/15/2015	$1,000	$867
Indianapolis Downs LLC & Capital Corp. -144A
11.00%, due 11/01/2012	100	97
Pokagon Gaming Authority -144A
10.38%, due 06/15/2014	1,130	1,215
Station Casinos, Inc.
6.63%, due 03/15/2018	1,000	685
Industrial Conglomerates (2.6%)
Susser Holdings LLC
10.63%, due 12/15/2013	1,412	1,461
IT Services (5.8%)
ACE Cash Express, Inc. -144A
10.25%, due 10/01/2014	1,000	965
Aramark Corp.
8.50%, due 02/01/2015	1,300	1,316
Iron Mountain, Inc.
7.75%, due 01/15/2015	1,000	1,018
Leisure Equipment & Products (1.7%)
Leslie’s Poolmart
7.75%, due 02/01/2013	1,000	950
Machinery (3.1%)
Polypore, Inc.
8.75%, due 05/15/2012	800	782
Titan International, Inc.
8.00%, due 01/15/2012	1,000	965
Marine (1.7%)
US Shipping Partners, LP/US Shipping
13.00%, due 08/15/2014	1,000	980
Media (6.2%)
Echostar DBS Corp.
7.13%, due 02/01/2016	1,500	1,530
Idearc, Inc.
8.00%, due 11/15/2016	1,000	917
Kabel Deutschland GMBH
10.63%, due 07/01/2014	1,000	1,050
Metals & Mining (3.4%)
Freeport-McMoRan Copper & Gold, Inc.
8.38%, due 04/01/2017	500	536
Pna Group, Inc.
10.75%, due 09/01/2016	1,500	1,410
Multiline Retail (2.8%)
Neiman-Marcus Group, Inc.
10.38%, due 10/15/2015	1,500	1,562
Oil, Gas & Consumable Fuels (13.9%)
Dune Energy, Inc.
10.50%, due 06/01/2012	1,000	920
Dynegy Holdings, Inc.
7.75%, due 06/01/2019	1,000	922

See notes to financial statements.

TRANSAMERICA PREMIER HIGH YIELD BOND FUND

Schedule of investments – December 31, 2007
(all amounts except share amounts in thousands)

	Principal	Value
Enterprise Products Operating, LP
8.38%, due 08/01/2066 * (1)	$1,000	$1,024
Markwest Energy Partners, LP /
8.50%, due 07/15/2016	1,000	1,005
Opti Canada, Inc. -144A
8.25%, due 12/15/2014	1,500	1,485
PetroHawk Energy Corp.
9.13%, due 07/15/2013	1,500	1,579
Sabine Pass Lng, LP
7.50%, due 11/30/2016	1,000	955
Paper & Forest Products (1.7%)
Exopack Holding, Inc.
11.25%, due 02/01/2014	1,000	980
Real Estate Management & Development (1.5%)
IRSA Inversiones y Representaciones
SA -144A
8.50%, due 02/02/2017	1,000	863
Road & Rail (3.6%)
Hertz Corp. (The)
10.50%, due 01/01/2016	1,000	1,035
Kansas City Southern de Mexico SA de
7.63%, due 12/01/2013	1,000	986
Specialty Retail (4.5%)
Claire’s Stores, Inc. -144A
10.50%, due 06/01/2017	1,250	669
Group 1 Automotive, Inc.
8.25%, due 08/15/2013	1,000	965
Penske Auto Group, Inc.
7.75%, due 12/15/2016	1,000	935
Total Corporate Debt Securities (cost $52,193)		50,512

	Shares	Value
CONVERTIBLE PREFERRED STOCKS (2.0%)
Automobiles (1.0%)
General Motors Corp., Convertible	30,000	$585
Chemicals (1.0%)
Celanese Corp., Convertible	10,000	542
Total Convertible Preferred Stocks (cost $1,152)		1,127

PREFERRED STOCKS (0.8%)
Thrifts & Mortgage Finance (0.8%)
IndyMac Bank Fsb -144A	40,000	433
Total Preferred Stocks (cost $1,000)		433

	Principal	Value
CONVERTIBLE BONDS (4.9%)
Aerospace & Defense (1.3%)
Alliant Techsystems, Inc. , Convertible
2.75%, due 02/15/2024	$500	$741
Automobiles (1.2%)
Ford Motor Co. , Convertible
4.25%, due 12/15/2036	700	695
Biotechnology (1.2%)
Gilead Sciences, Inc. , Convertible
0.63%, due 05/01/2013	500	671
Computers & Peripherals (1.2%)
EMC CORP , Convertible
1.75%, due 12/01/2013	500	686

Total Convertible Bonds (cost $2,639)		2,793

Total Investment Securities (cost $56,984) #		$54,865

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of December 31, 2007.

(1)	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of December 31, 2007.

#

Aggregate cost for federal income tax purposes is $57,048. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $980 and $3,163, respectively. Net unrealized depreciation for tax purposes is $2,183.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities aggregated $10,249 or 18.07% of net assets of the fund.

See notes to financial statements.

TRANSAMERICA PREMIER CASH RESERVE FUND

UNDERSTANDING YOUR FUNDS EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs including management fees, 12b-1 distribution and service fees, and other fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at July 1, 2007 and held for the entire period until December 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Investor Class
Actual	$1,000.00	$1,025.03	0.25%	$1.28
Hypothetical (b)	1,000.00	1,023.95	0.25	1.28

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Maturity Distribution
At December 31, 2007

This chart shows the percentage breakdown by maturity distribution of the Fund’s total investment securities.

TRANSAMERICA PREMIER CASH RESERVE FUND

Schedule of investments – December 31, 2007
(all amounts except share amounts in thousands)

	Principal	Value
COMMERCIAL PAPER (98.6%)
Commercial Banks (26.0%)
Canadian Imperial Holdings, Inc.
4.64%, due 01/17/2008	$1,150	$1,148
4.65%, due 01/16/2008	1,050	1,048
4.65%, due 01/02/2008	1,300	1,300
Royal Bank of Scotland
5.08%, due 03/04/2008	1,200	1,189
4.97%, due 02/29/2008	2,000	1,984
5.01%, due 02/28/2008	1,200	1,190
State Street Boston
4.60%, due 02/06/2008 – 04/01/2008	3,200	3,180
4.71%, due 02/14/2008	1,200	1,193
Toronto Dominion Holding -144A
4.67%, due 01/15/2008	850	848
4.71%, due 01/18/2008	1,600	1,596
4.80%, due 03/17/2008	900	891
4.99%, due 02/27/2008	1,000	992
UBS Finance Delaware, Inc.
5.11%, due 01/09/2008	1,500	1,498
4.86%, due 01/22/2008	1,100	1,097
5.40%, due 01/14/2008	1,650	1,647
Wells Fargo & Co.
4.30%, due 01/07/2008	2,400	2,398
Computers & Peripherals (3.4%)
IBM Corp. -144A
4.23%, due 01/03/2008	1,850	1,850
4.25%, due 01/28/2008	1,200	1,196
Diversified Financial Services (52.2%)
American Express Credit Corp.
4.65%, due 02/08/2008	3,300	3,284
4.65%, due 02/07/2008	1,100	1,095
American Honda Finance
4.25%, due 01/11/2008	1,400	1,398
4.50%, due 02/13/2008	2,900	2,884
CAFCO LLC -144A
5.05%, due 01/29/2008	2,300	2,291
Caterpillar Finance Dcp
3.50%, due 01/02/2008	2,000	2,000
CIESCO, LLC -144A
5.05%, due 01/29/2008	700	697
General Elec Capt Corp.
4.37%, due 03/25/2008	1,000	990
4.62%, due 03/10/2008	850	842
4.65%, due 02/11/2008	1,900	1,890
4.70%, due 01/02/2008	559	559
International Lease Finance
4.62%, due 01/23/2008	$900	$897
4.73%, due 02/05/2008	1,300	1,294
4.75%, due 01/17/2008	2,100	2,096
Nestle Capital Corp. -144A
4.25%, due 01/25/2008 – 02/05/2008	4,125	4,111
Old Line Funding LLC -144A
5.10%, due 01/18/2008	3,400	3,392
5.90%, due 01/10/2008	1,000	999
Rabobank USA Finance Corp.
4.84%, due 01/14/2008	3,000	2,995
4.63%, due 01/15/2008	1,325	1,323
Ranger Funding Co. LLC -144A
5.00%, due 01/24/2008	1,800	1,794
5.12%, due 01/11/2008	850	849
5.90%, due 01/14/2008	1,700	1,696
Toyota Motor Credit Co.
4.44%, due 02/25/2008	1,500	1,490
4.69%, due 03/04/2008	1,000	992
4.70%, due 03/03/2008	1,850	1,835
Unilever Capital CRP -144A
4.24%, due 01/25/2008	3,025	3,016
Health Care Equipment & Supplies (4.3%)
Medtronic, Inc. -144A
4.25%, due 01/22/2008	3,850	3,840
Insurance (4.6%)
Prudential FNDG LLC
4.50%, due 02/04/2008	2,150	2,141
Prudential Funding
4.50%, due 02/05/2008	2,000	1,991
Metals & Mining (4.9%)
BHP Bill Finance USA, Ltd. -144A
4.80%, due 01/17/2008	1,150	1,147
5.40%, due 01/04/2008	3,200	3,200
Oil, Gas & Consumable Fuels (3.2%)
BP Capital Markets PLC -144A
4.21%, due 03/28/2008	2,900	2,871
Total Commercial Paper (cost $88,144)		88,144

CERTIFICATE OF DEPOSIT (1.3%)
Diversified Financial Services (1.3%)
HBOS Treasury Service PLC
4.50%, due 01/14/2008	1,200	1,200
Total Certificate of Deposit (cost $1,200)		1,200
Total Investment Securities (cost $89,344) #		$89,344

NOTES TO SCHEDULE OF INVESTMENTS:

#	As of December 31, 2007, there was no difference between the Fund’s federal income tax cost of investments and the Fund’s financial statement cost of investments.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration ,normally to qualified institutional buyers. At December 31, 2007, these securities aggregated $37,276 or 41.68% of net assets of the fund

See notes to financial statements.

TRANSAMERICA PREMIER INSTITUTIONAL BOND FUND

MARKET ENVIRONMENT

During the twelve months ended December 31, 2007, the Lehman Brothers Aggregate Bond Index (“LBAB”) returned 6.97% as the economic and market environment changed dramatically.

Initially, with housing prices in steady decline, the economy appeared to be slowing. Believing that the Federal Reserve Board (“Fed”) was likely to cut interest rates to stimulate economic growth, investors favored non-government securities (e.g., corporate bonds and mortgage-related securities).  In the Fed’s estimation, however, the weakening economy posed less of a threat than inflation.  It left interest rates unchanged, causing considerable turmoil in fixed-income markets by spring.  Investors took a more cautious stance toward riskier asset classes.

The volatility later increased as defaults in sub-prime mortgages rose sharply.  Concerned that the sub-prime problems might spill over to other areas of the markets, lenders tightened their lending standards, triggering a credit crisis. Banks and other financial entities that were major investors in sub-prime mortgages were forced to recognize multi-billion losses.  Although many sold their holdings to raise capital, their ability to make new loans was still greatly reduced.  As a result, cash flowing in the financial system (i.e., liquidity) dried up rapidly.  Efforts to alleviate the crisis, such as capital infusions from the sovereign funds of foreign nations and 100 basis points in interest-rate reductions by the Fed, were largely ineffective.  Finally, in mid-December, a multi-national short term funding facility sponsored by the Fed alleviated constrained levels of liquidity.

Throughout the second half, investors repeatedly fled other asset classes for the relative safety of Treasuries.  For the full period, Treasuries were the best-performing sector of the fixed-income market.

PERFORMANCE

For the year ended December 31, 2007, Transamerica Premier Institutional Bond Fund, Institutional Class returned 4.68%.  By comparison its benchmark, the LBAB, returned 6.97%.

STRATEGY REVIEW

Early in the year, the portfolio was positioned to take advantage of the benign environment, with an overweighting in corporate bonds.  We emphasized higher-yielding bonds of companies that were less vulnerable to acquisition by a private equity firm or through a management-led leveraged buyout (e.g., banks and financial services companies). We also favored shorter-maturity corporate bonds.  With the economy appearing to slow and investors anticipating that the Fed would cut interest rates in response, yields for shorter-term securities declined, pushing prices (which move opposite to yields) higher.

Midway through the second quarter, we anticipated the change in market conditions and reduced the portfolio’s corporate exposure to levels closer to the benchmark while increasing our investment in Treasury securities.  Maintaining the nearly neutral corporate exposure through year-end, we also shifted our focus from financial companies to fundamentally sound industrial companies benefiting from strong global growth.  These moves, though helpful, were not enough to insulate the portfolio from under-performance as the sub-prime crisis spread farther and faster than we anticipated.

The portfolio also was over-weighted in agency pass-through securities and commercial mortgage-backed securities.  The securities were prime-quality, and the pass-throughs were backed by U.S. government guarantees.

Heidi Y. Hu, CFA
Greg D. Haendel, CFA
Derek S. Brown, CFA

Co-Portfolio Managers

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

TRANSAMERICA PREMIER INSTITUTIONAL BOND FUND WITH THE LEHMAN BROTHERS AGGREGATE BOND INDEX**

Average Annual Total Returns

Total Returns As of December 31, 2007	One Year	Since Inception*
Institutional Class	4.68%	3.45%
Lehman Brothers Aggregate Bond Index†	6.97%	4.47%

*  Institutional class - 2/1/2005

†  The Lehman Brothers Aggregate Bond Index is a broad-based unmanaged index of government and corporate bonds that are investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. You cannot invest directly in an Index.

Expense ratio 5.74%

**Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2007. All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

UNDERSTANDING YOUR FUNDS EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs including management fees, 12b-1 distribution and service fees, and other fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at July 1, 2007 and held for the entire period until December 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Institutional Class
Actual	$1,000.00	$1,040.88	0.45%	$2.31
Hypothetical (b)	1,000.00	1,022.94	0.45	2.29

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the  average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Asset Type

At December 31, 2007

This chart shows the percentage breakdown by asset type of the Fund’s total investment securities.

TRANSAMERICA PREMIER INSTITUTIONAL BOND FUND

Schedule of investments – December 31, 2007
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (23.2%)
U.S. Government Obligation (23.2%)
U.S. Treasury Bond
4.50%, due 02/15/2036	$8	$8
4.75%, due 02/15/2037	15	16
8.00%, due 11/15/2021	7	10
U.S. Treasury Inflation Indexed Note
2.63%, due 07/15/2017	30	33
U.S. Treasury Note
3.00%, due 11/30/2009	20	20
3.38%, due 11/20/2012	10	10
4.25%, due 11/15/2013 – 08/15/2014	95	98
4.38%, due 12/15/2010	45	47
4.50%, due 05/15/2010	15	15
Total U.S. Government Obligations (cost $252)		257

U.S. GOVERNMENT AGENCY OBLIGATIONS (30.3%)
U.S. Government Agency Obligation
Fannie Mae
5.50%, due 03/01/2018 – 07/01/2036	100	101
6.00%, due 05/01/2032 – 08/01/2036	58	59
Freddie Mac
4.25%, due 10/15/2026	17	17
5.00%, due 06/01/2021 – 10/15/2030	60	59
5.50%, due 11/01/2018 – 01/01/2036	48	48
6.00%, due 11/01/2033 – 01/01/2037	51	52
Total U.S. Government Agency Obligations (cost $335)		336

MORTGAGE-BACKED SECURITIES (9.5%)
American Tower Trust
Series 2007-1A, Class C -144A
5.62%, due 04/15/2037	25	23
Bear Stearns Commercial Mortgage Securities
Series 2006-PW14, Class A4
5.20%, due 12/11/2038	25	25
Crown Castle Towers LLC
Series 2006-1A, Class AFX-144A
5.24%, due 11/15/2036	25	25
Morgan Stanley Capital I
Series 2006-HQ10, Class A4
5.33%, due 11/12/2041	25	25
Wachovia Bank Commercial Mortgage Trust
Series 2007-C32, Class H-144A
5.93%, due 06/15/2049	10	7
Total Mortgage-Backed Securities (cost $109)		105

COMMERCIAL PAPER (0.9%)
Diversified Financial Services (0.9%)
General Electric Capital Corp.
4.25%, due 01/15/2008	$10	$10
Total Commercial Paper (cost $10)		10

CORPORATE DEBT SECURITIES (33.2%)
Aerospace & Defense (3.0%)
Boeing Co. (The)
8.75%, due 08/15/2021	10	13
Embraer Overseas, Ltd.
6.38%, due 01/24/2017	12	12
Honeywell International
5.63%, due 08/01/2012	8	8
Airlines (1.0%)
Continental Airlines, Inc.
7.49%, due 10/02/2010	6	6
Delta Air Lines, Inc.
7.57%, due 11/18/2010	5	5
Beverages (1.1%)
Diageo Capital PLC
5.75%, due 10/23/2017	10	10
FBG Finance, Ltd. -144A
5.88%, due 06/15/2035	2	2
Capital Markets (0.4%)
JP Morgan Chase Capital XVIII
6.95%, due 08/17/2036	5	5
Chemicals (1.8%)
ICI Wilmington, Inc.
4.38%, due 12/01/2008	20	20
Commercial Banks (1.2%)
Rabobank Capital Funding II -144A
5.26%, due 12/31/2013 Ž	5	5
Wachovia Capital Trust III
5.80%, due 03/15/2011 Ž, (1)	5	4
ZFS Finance USA Trust II -144A
6.45%, due 12/15/2065 (1)	5	5
Construction Materials (0.4%)
Texas Industries, Inc.
7.25%, due 07/15/2013	5	5
Consumer Finance (1.3%)
Discover Financial Services -144A
6.23%, due 06/11/2010 *	15	14
Diversified Financial Services (1.7%)
Glencore Funding LLC -144A
6.00%, due 04/15/2014	9	9
ILFC E-Capital Trust II -144A
6.25%, due 12/21/2065 (1)	10	10
Electric Utilities (1.0%)
Sempra Energy
7.95%, due 03/01/2010	10	11

See notes to financial statements.

	Principal	Value
Energy Equipment & Services (0.5%)
Transocean, Inc.
6.80%, due 03/15/2038	$5	$5
Food & Staples Retailing (0.4%)
Stater Brothers Holdings, Inc.
8.13%, due 06/15/2012	5	5
Food Products (1.4%)
Cargill, Inc. -144A
5.60%, due 09/15/2012	10	10
Michael Foods, Inc.
8.00%, due 11/15/2013	5	5
Hotels, Restaurants & Leisure (2.2%)
Carnival Corp.
6.15%, due 04/15/2008	20	20
Las Vegas Sands Corp.
6.38%, due 02/15/2015	5	5
Household Products (0.5%)
Kimberly-Clark
6.63%, due 08/01/2037	5	5
Independent Power Producers & Energy Traders (0.9%)
Empresa Nacional de Electricidad
SA/Chile Class B
8.50%, due 04/01/2009	10	10
Insurance (1.8%)
Oil Insurance, Ltd. -144A
7.56%, due 06/30/2011 * Ž, (1)	10	10
Travelers Cos., Inc. (The)
6.75%, due 06/20/2036	9	10
Machinery (0.6%)
Tyco Electronics Group SA -144A
6.55%, due 10/01/2017	6	6
Media (0.5%)
Amfm, Inc.
8.00%, due 11/01/2008	5	5
Multiline Retail (0.9%)
Neiman-Marcus Group, Inc.
9.00%, due 10/15/2015	5	5
Target Corp.
6.50%, due 10/15/2037	5	5
Oil, Gas & Consumable Fuels (0.5%)
PetroHawk Energy Corp.
9.13%, due 07/15/2013	$5	$5
Paper & Forest Products (1.0%)
Celulosa Arauco y Constitucion SA
8.63%, due 08/15/2010	10	11
Real Estate Investment Trusts (5.9%)
BRE Properties, Inc.
5.75%, due 09/01/2009	20	21
Host Hotels & Resorts, LP
7.13%, due 11/01/2013	5	5
iStar Financial, Inc.
4.88%, due 01/15/2009	20	19
PPF Funding, Inc. -144A
5.35%, due 04/15/2012	10	10
Westfield Group -144A
5.40%, due 10/01/2012	11	11
Real Estate Management & Development (1.7%)
ERP Operating, LP
5.38%, due 08/01/2016	9	8
Post Apartment Homes, LP
6.30%, due 06/01/2013	10	11
Specialty Retail (0.9%)
Lowe’s Companies, Inc.
6.65%, due 09/15/2037	5	5
Petro Stopping Centers, LP / Petro
9.00%, due 02/15/2012	5	5
Wireless Telecommunication Services (0.6%)
Nextel Communications, Inc.
7.38%, due 08/01/2015	7	7
Total Corporate Debt Securities (cost $369)		368

	Shares	Value
PREFERRED STOCKS (0.2%)
Thrifts & Mortgage Finance (0.2%)
IndyMac Bank Fsb -144A	200	2
Total Preferred Stocks (cost $5)		2

Total Investment Securities (cost $1,080) #		$1,078

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of December 31, 2007.

(1)	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of December 31, 2007.

Ž	The security has a perpetual maturity. The date shown is the next call date.

#

Aggregate cost for federal income tax purposes is $1,081. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $11 and $14, respectively. Net unrealized depreciation for tax purposes is $3.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities aggregated $149 or 13.45% of net assets of the fund.

See notes to financial statements.

TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND

MARKET ENVIRONMENT

U.S. equities faced significant challenges in the twelve months ended December 31, 2007, particularly in the second half of the year. After advancing early in the period, the Standard and Poor’s 500 Composite Stock Index (“S&P 500”) gave back some gains, to end the year with a relatively modest total return of 5.49%.

Throughout the period, the market struggled against the implications of a weak U.S. housing market. Changing home values greatly influence consumer spending, creating a ripple effect in the economy. However, because consumer spending, unemployment levels and corporate earnings remained steady, stock prices advanced through mid-May. Thereafter, rising defaults for low-quality (sub-prime) mortgages triggered a crisis in the debt markets, making it harder for individuals and corporations to borrow capital. Market volatility increased dramatically as investors worried how this credit crisis, combined with the housing downturn, would affect companies that require large amounts of short-term financing or depend on robust consumer spending. As the period wore on, persistent concerns about inflation and significant signs of a flagging economy added to the market’s worries.

Capital infusions from the world’s central banks and the sovereign funds of foreign nations plus a total of 1.0% in interest-rate cuts by the Federal Reserve Board were largely ineffective in resolving the issues. Quarterly earnings growth stalled, and it became increasingly apparent that the housing-and-credit malaise will undermine the economy in 2008.

Against this backdrop, growth indexes outperformed value measures, and large-cap stocks showed more resilience than small- or mid-cap equities.

PERFORMANCE

For the year ended December 31, 2007, Transamerica Premier Institutional Equity Fund, Institutional Class returned 14.96%. By comparison its primary and secondary benchmarks, the Russell 1000 Growth Index and the S&P 500, returned 11.81% and 5.49%, respectively.

STRATEGY REVIEW

We attribute the portfolio’s out-performance to our focus on two secular growth trends that were uneffected by the domestic economy’s troubles: demand for new personal technology; and rapid worldwide industrialization. The portfolio’s chief contributors to performance included Apple Inc. (“Apple”), Research in Motion Limited (“RIMM”), Praxair, Inc. and Jacobs Engineering Group Inc. (“Jacobs”).

Apple’s success rests on its user-friendly personal electronics (e.g., iPods and iPhones) and a “halo” effect from these that has invigorated sales of its personal computers and laptops. RIMM, the maker of the BlackBerry personal communication devices, is expanding its product line for business customers and “smart phones” for consumers. Internet search engine Google Inc., already dominant in the online advertising business, is extending its services (e.g., through contracts with major wireless phone companies). Jacobs, which designs and constructs major infrastructure projects and manufacturing facilities worldwide, won new contracts during the period.

Partially countering these gains were setbacks for McGraw-Hill Companies Inc. (“McGraw-Hill”), the parent company of debt-rating agency Standard & Poor’s Corp. (“Standard & Poor’s”); and for several consumer companies (e.g., Marriott International, Inc. (“Marriott”), Starbucks Corporation (“Starbucks”) and Nordstrom, Inc. (“Nordstrom”)). Earnings at these companies remained healthy, but their stock prices fell on fears that the credit-and-housing crisis would negatively affect bond market activity (a factor for Standard & Poor’s) and consumer spending (a potential issue for the others). We believe McGraw-Hill will recover as the credit crisis is resolved and believe consumers will continue to support high-end retailer Nordstrom. We exited Starbucks, which is involved in a costly, margin-squeezing overseas expansion; and hotelier Marriott, where the secular growth cycle has peaked.

Gary U. Rollé, CFA
Portfolio Manager

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND WITH THE RUSSELL 1000 GROWTH INDEX**

Average Annual Total Returns

Total Returns As of December 31,		Since
2007	One Year	Inception*

Institutional Class	14.96%	14.47%
S&P 500†	5.49%	9.85%
Russell 1000 Growth †	11.81%	8.61%

* Institutional class - 6/1/2004

† The Standard and Poor’s 500 Composite Stock Index (“S&P 500”) consists of 500 widely held, publicly traded common stocks. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer of the large-cap growth market. The Indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. You cannot invest directly in an Index.

Expense ratio 0.93%

** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2007. All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

UNDERSTANDING YOUR FUNDS EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs including management fees, 12b-1 distribution and service fees, and other fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at July 1, 2007 and held for the entire period until December 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)

Institutional Class
Actual	$1,000.00	$1,075.61	0.75%	$3.92
Hypothetical (b)	1,000.00	1,021.42	0.75	3.82

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in  the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At December 31, 2007

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND

Schedule of investments – December 31, 2007
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (98.7%)
Aerospace & Defense (5.4%)
Boeing Co.	33,000	$2,886
Raytheon Co.	40,000	2,428
Air Freight & Logistics (2.5%)
Expeditors International Washington, Inc.	55,000	2,457
Auto Components (3.3%)
Johnson Controls, Inc.	90,000	3,244
Automobiles (2.9%)
Daimler AG	30,000	2,869
Biotechnology (2.8%)
Gilead Sciences, Inc. ‡	60,000	2,761
Capital Markets (5.4%)
Ameriprise Financial, Inc.	46,000	2,535
State Street Corp.	34,000	2,761
Chemicals (8.4%)
Ecolab, Inc.	30,000	1,536
Praxair, Inc.	60,000	5,323
Sigma-Aldrich Corp.	25,000	1,365
Communications Equipment (6.6%)
Qualcomm, Inc.	50,000	1,967
Research In Motion, Ltd. ‡	40,000	4,536
Computers & Peripherals (6.9%)
Apple, Inc. ‡	30,000	5,942
EMC Corp. ‡	45,000	834
Construction & Engineering (4.9%)
Jacobs Engineering Group, Inc. ‡	50,000	4,780
Consumer Finance (2.7%)
American Express Co.	50,000	2,601
Diversified Financial Services (4.5%)
CME Group, Inc. Class A	6,500	4,459
Diversified Telecommunication Services (2.2%)
AT&T, Inc.	52,000	$2,161
Electronic Equipment & Instruments (3.4%)
Tyco Electronics, Ltd.	90,000	3,342
Energy Equipment & Services (2.5%)
Schlumberger, Ltd.	25,000	2,459
Health Care Equipment & Supplies (2.1%)
Varian Medical Systems, Inc. ‡	40,000	2,086
Hotels, Restaurants & Leisure (2.3%)
MGM Mirage, Inc. ‡	27,000	2,269
Industrial Conglomerates (3.0%)
General Electric Co.	80,000	2,966
Insurance (2.9%)
American International Group, Inc.	48,000	2,798
Internet Software & Services (4.6%)
Google, Inc. Class A ‡	6,500	4,495
Machinery (5.5%)
Caterpillar, Inc.	33,000	2,395
PACCAR, Inc.	55,000	2,996
Media (3.3%)
McGraw-Hill Cos., Inc. (The)	74,000	3,242
Multiline Retail (2.0%)
Nordstrom, Inc.	52,000	1,910
Pharmaceuticals (3.3%)
Allergan, Inc.	50,000	3,212
Software (5.3%)
Electronic Arts, Inc. ‡	53,000	3,096
Microsoft Corp.	60,000	2,136

Total Common Stocks (cost $80,898)		96,847
Total Investment Securities (cost $80,898) #		$96,847

NOTES TO SCHEDULE OF INVESTMENTS:

‡                            Non Income Producing.

#                            Aggregate cost for federal income tax purposes is $80,933.  Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $18,582 and $2,668, respectively. Net unrealized appreciation for tax purposes is $15,914.

See notes to financial statements.

TRANSAMERICA PREMIER INSTITUTIONAL SMALL CAP VALUE FUND

MARKET ENVIRONMENT

After several years of outperforming growth stocks, value stocks ceded leadership in the year ended December 31, 2007.  The lagging results for the value group can be attributed to second-half turmoil in the various corners of the financial industry, which comprises the largest portion of many value indexes, and to weakness among consumer discretionary stocks.

At the center of the turbulence was the U.S. housing market, which continued the downward spiral that began in 2006. The problem took on new, far-reaching dimensions when defaults on lower-quality (sub-prime) home loans rose sharply, toppling a complex structure of investment vehicles that were underpinned by the risky loans.  Lenders responded by tightening their standards. As credit became more difficult to obtain, spending contracted.  Attempts to resolve the housing and credit issues and prop up the economy - a total of 1.0% in interest-rate reductions by the Federal Reserve Board (“Fed”) and capital infusions for some of the hardest-hit financial institutions - were largely ineffective. The contagion spread to the broader economy, and corporate earnings growth stalled out.

Against this backdrop, smaller companies, which have limited access to capital, were hard hit by the credit crunch.

PERFORMANCE

For the year ended December 31, 2007, Transamerica Premier Institutional Small Cap Value Fund, Institutional Class returned 33.12%.  By comparison its benchmark the Russell 2000 Value Index, returned (9.78)%.

STRATEGY REVIEW

Throughout the period, we believed that an economic slowdown was merely a matter of time; the underlying housing-related issues - overbuilding and excessive lending to poorly qualified buyers - are sizable and will take time to resolve.  Furthermore, we believed the Fed’s ability to mitigate the situation, by reducing interest rates, was limited by the larger, global environment. Enormous global demand for finished goods, services and, most importantly, raw materials continued to exert inflationary pressures, making it difficult for the Fed to reduce rates; it did so only when the housing and credit-related issues reached crisis proportions.

In keeping with this viewpoint, we over-weighted businesses in industries that stood to benefit from rising demand for commodities (e.g., energy, materials/processing, producer durables and shipping), while underweighting companies dependent on U.S. interest rates (mostly financials) and being highly selective about consumer stocks.

The top contributors to performance included DryShips Inc., Excel Maritime Carriers Ltd. and Genco Shipping & Trading Limited, transporters of dry bulk items. Because the supply of tankers has not kept pace with the worldwide need for shipping capacity, charter prices set new highs this year, boosting profits for shippers. Other major contributors were McDermott International, Inc. (“McDermott”) and Terra Nitrogen Company, L.P. (“Terra Nitrogen”).  McDermott provides engineering and construction services to oil and gas production companies, nuclear power plants and coal-fired power generators. Sales at Terra Nitrogen, a leading manufacturer of fertilizers and other nitrogen-based products used in agriculture and industry, have risen, due in part to growing demand for crops used in the production of bio-fuels.

Net detractors from results were, collectively, our holdings in the financial services sector and, individually, the energy companies Edge Petroleum Corporation (“Edge Petroleum”) and Aurora Oil & Gas Corporation. We sold Edge Petroleum, where execution failed to meet our expectations, and exited financial stocks directly in the path of the spreading credit-market upheaval. Those remaining in the portfolio were nonetheless affected by the credit crunch.

Michelle E. Stevens, CFA

Portfolio Manager

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

TRANSAMERICA PREMIER INSTITUTIONAL SMALL CAP VALUE FUND WITH THE RUSSELL 2000 VALUE INDEX**

Average Annual Total Returns

Total Returns As of		Since
December 31, 2007	One Year	Inception*

Institutional Class	33.12%	21.90%
Russell 2000 Value †	(9.78)%	6.86%
Russell 2500 Value †	(7.27)%	7.68%

*  Institutional class - 2/1/2005

†   The Russell 2500 Value Index and Russell 2000 Value Index are constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. You cannot invest directly in an Index.

Expense ratio 8.68%

**  Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2007. All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

UNDERSTANDING YOUR FUNDS EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs including management fees, 12b-1 distribution and service fees, and other fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at July 1, 2007 and held for the entire period until December 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Institutional Class
Actual	$1,000.00	$1,095.55	0.85%	$4.49
Hypothetical (b)	1,000.00	1,020.92	0.85	4.33

(a)   Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in  the year (365 days).

(b)   5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector
At December 31, 2007

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

TRANSAMERICA PREMIER INSTITUTIONAL SMALL CAP VALUE FUND

Schedule of investments – December 31, 2007
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (74.3%)
Capital Markets (1.7%)
Diamond Hill Investment Group, Inc. ‡	675	$49
Chemicals (2.6%)
Terra Nitrogen Co., LP	125	19
Zep, Inc. ‡	4,185	58
Commercial Services & Supplies (3.2%)
FTI Consulting, Inc. ‡	700	43
Navigant Consulting, Inc. ‡	3,620	50
Computers & Peripherals (0.7%)
ActivIdentity Corp. ‡	2,700	10
Hypercom Corp. ‡	1,800	9
Consumer Finance (1.6%)
Ezcorp, Inc. Class A ‡	4,000	45
Electric Utilities (4.5%)
CMS Ener[g]y Corp.	3,320	58
Uil Holdings Corp.	2,000	74
Electrical Equipment (2.3%)
Acuity Brands, Inc.	820	37
Genlyte Group, Inc. ‡	300	29
Electronic Equipment & Instruments (3.2%)
Cogent, Inc. ‡	4,350	48
ID Systems, Inc. ‡	3,655	46
Energy Equipment & Services (9.2%)
Dawson Geophysical Co. ‡	670	48
Gulf Island Fabrication, Inc.	1,625	51
Helix Energy Solutions Group, Inc. ‡	1,750	73
Parker Drilling Co. ‡	8,000	60
Superior Energy Services, Inc. ‡	1,007	35
Food Products (1.6%)
Dean Foods Co.	1,800	47
Health Care Equipment & Supplies (0.5%)
Orthofix International NV ‡	260	15
Health Care Providers & Services (2.6%)
Chemed Corp.	1,330	74
Hotels, Restaurants & Leisure (1.9%)
O’Charley’s, Inc.	3,675	$55
Household Durables (1.3%)
Jarden Corp. ‡	1,650	39
Insurance (3.7%)
American Safety Insurance Holdings, Ltd. ‡	2,400	47
HCC Insurance Holdings, Inc.	2,110	61
IT Services (1.9%)
Wright Express Corp. ‡	1,530	54
Marine (7.8%)
Aries Maritime Transport, Ltd.	1,900	12
Excel Maritime Carriers, Ltd. Class A	2,300	93
Genco Shipping & Trading, Ltd.	1,150	63
Ome[g]a Navigation Enterprises, Inc. Class A	3,605	57
Metals & Mining (1.2%)
Claymont Steel Holdings, Inc. ‡	1,505	35
Oil, Gas & Consumable Fuels (8.6%)
Aurora Oil & Gas Corp. ‡	4,680	7
General Maritime Corp.	2,000	49
Petroquest Ener[g]y, Inc. ‡	3,400	49
StealthGas, Inc.	3,950	54
Stone Energy Corp. ‡	500	23
Teekay Tankers, Ltd. Class A ‡	3,000	66
Real Estate Investment Trusts (7.8%)
Annaly Capital Management, Inc. REIT	4,620	84
LTC Properties, Inc. REIT	1,600	40
Omega Healthcare Investors, Inc. REIT	3,500	56
Sunstone Hotel Investors, Inc. REIT	2,500	46
Software (1.9%)
Fair Isaac Corp.	1,750	56
Textiles, Apparel & Luxury Goods (1.2%)
Hanesbrands, Inc. ‡	1,300	35
Transportation Infrastructure (3.3%)
Aegean Marine Petroleum Network, Inc.	2,460	94

Total Common Stocks (cost $2,024)		2,153
Total Investment Securities (cost $2,024) #		$2,153

NOTES TO SCHEDULE OF INVESTMENTS:

‡                            Non Income Producing.

#                            Aggregate cost for federal income tax purposes is $2,021. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $226 and $94, respectively. Net unrealized appreciation for tax purposes is $132.

DEFINITIONS:

REIT        Real Estate Investment Trust

See notes to financial statements.

TRANSAMERICA PREMIER INSTITUTIONAL DIVERSIFIED EQUITY FUND

MARKET ENVIRONMENT

U.S. equities overcame significant challenges in the twelve months ended December 31, 2007, particularly in the second half of the year.

Throughout the period, the market struggled against the implications of a weak U.S. housing market. Changing home values greatly influence consumer spending, creating a ripple effect in the economy. However, because consumer spending, unemployment levels and corporate earnings remained steady, stock prices advanced through mid-May. Thereafter, rising defaults for low-quality (sub-prime) mortgages triggered a crisis in the debt markets, making it harder for individuals and corporations to borrow capital. Market volatility increased dramatically as investors worried how this credit crisis, combined with the housing downturn, would affect companies that require large amounts of short-term financing or depend on robust consumer spending. As the period wore on, persistent concerns about inflation and significant signs of a flagging economy added to the market’s worries.

Capital infusions from the world’s central banks and the sovereign funds of foreign nations plus a total of 1.0% in interest-rate cuts by the Federal Reserve Board were largely ineffective in resolving the issues. Quarterly earnings growth stalled, and it became increasingly apparent that the housing-and-credit malaise would undermine the economy in 2007.

Against this backdrop, growth indexes outperformed value measures, and large-cap stocks showed more resilience than small or mid-cap equities. After advancing early in the period, the Standard and Poor’s 500 Composite Stock Index (“S&P 500”) gave back some gains, to end the year with a relatively modest total return of 5.49%. The Russell 1000 Growth Index advanced 11.81% for the period.

PERFORMANCE

For the year ended December 31, 2007, Transamerica Premier Institutional Diversified Equity Fund, Institutional Class returned 20.34%. By comparison its benchmark, the S&P 500, returned 5.49%.

STRATEGY REVIEW

We attribute the portfolio’s out-performance to our focus on two secular growth trends that were uneffected by the domestic economy’s troubles: demand for new personal technology; and rapid overseas economic development. Chief contributors to performance included Apple Inc. (“Apple”), Jacobs Engineering Group Inc. (“Jacobs”), Monsanto Company (“Monsanto”) and Google Inc.

Apple’s success rests on its user-friendly personal electronics (e.g., iPods and iPhones) and a “halo” effect from these that has invigorated sales of its personal computers and laptops. Jacobs, which designs and constructs major infrastructure projects and manufacturing facilities worldwide, won new contracts throughout the year. Monsanto is benefited from burgeoning demand for bio-engineered food crops that provide higher yields and better nutritional value. Such crops can be used for nourishment or for increased production to meet the rising demand for bio-fuels (e.g., ethanol).

Partially countering these gains were setbacks for McGraw-Hill Companies Inc. (“McGraw-Hill”), the parent company of debt-rating agency Standard & Poor’s Corp. (“Standard & Poor’s”); and for several consumer companies (e.g., Harley-Davidson, Inc. (“Harley-Davidson”), Starbucks Corporation (“Starbucks”) and Nordstrom, Inc. (“Nordstrom”). Stock prices for these and others fell on fears that the credit-and-housing crisis would negatively affect bond market activity (a factor for Standard & Poor’s) and consumer spending (an issue for the others). We believe McGraw-Hill will recover as the credit crisis is resolved and believe consumers will continue to support high-end retailer Nordstrom. We exited Starbucks, which is involved in a costly expansion, and trimmed the allocation to Harley-Davidson, as its U.S. sales cycle has peaked and may take some time to recover. On the other hand, overseas sales are rising and the company continues to enjoy a strong competitive position.

Gary U. Rollé, CFA
Geoffrey I. Edelstein, CFA, CIC

Co-Portfolio Managers

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

TRANSAMERICA PREMIER INSTITUTIONAL DIVERSIFIED EQUITY FUND WITH THE S&P 500 INDEX**

Average Annual Total Returns

Total Returns As of December 31, 2007	One Year	Since Inception*

Institutional Class	20.34%	14.28%
S&P 500†	5.49%	9.81%

*  Institutional class - 2/1/2005

†  The Standard and Poor’s 500 Composite Stock Index (“S&P 500”) consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. You cannot invest directly in an Index.

Expense ratio 8.90%

**Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2007. All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

UNDERSTANDING YOUR FUNDS EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs including management fees, 12b-1 distribution and service fees, and other fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at July 1, 2007 and held for the entire period until December 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)

Institutional Class
Actual	$1,000.00	$1,101.49	0.75%	$3.97
Hypothetical (b)	1,000.00	1,021.42	0.75	3.82

(a)   Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)   5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector
At December 31, 2007

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

TRANSAMERICA PREMIER INSTITUTIONAL DIVERSIFIED EQUITY FUND

Schedule of investments – December 31, 2007
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (97.3%)
Aerospace & Defense (3.7%)
Boeing Co.	140	$12
United Technologies Corp.	200	15
Air Freight & Logistics (1.1%)
Expeditors International Washington, Inc.	190	8
Auto Components (5.2%)
BorgWarner, Inc.	460	22
Johnson Controls, Inc.	450	16
Automobiles (2.4%)
Daimler AG	115	11
Harley-Davidson, Inc.	150	7
Beverages (1.0%)
PepsiCo, Inc.	100	8
Capital Markets (6.6%)
Ameriprise Financial, Inc.	240	13
BlackRock, Inc. Class A	45	10
Charles Schwab Corp. (The)	520	13
T. Rowe Price Group, Inc.	200	12
Chemicals (7.4%)
Ecolab, Inc.	355	18
Monsanto Co.	250	28
Sigma-Aldrich Corp.	150	8
Communications Equipment (1.3%)
Qualcomm, Inc.	240	9
Computers & Peripherals (9.6%)
Apple, Inc. ‡	280	56
Hewlett-Packard Co.	300	15
Construction & Engineering (4.6%)
Jacobs Engineering Group, Inc. ‡	355	34
Consumer Finance (2.0%)
American Express Co.	280	15
Diversified Financial Services (4.1%)
CME Group, Inc. Class A	35	24
JPMorgan Chase & Co.	150	7
Diversified Telecommunication Services (2.1%)
Verizon Communications, Inc.	350	15
Electronic Equipment & Instruments (2.1%)
Trimble Navigation, Ltd. ‡	200	6
Tyco Electronics, Ltd.	260	10
Energy Equipment & Services (1.5%)
Schlumberger, Ltd.	110	$11
Food & Staples Retailing (2.1%)
Walgreen Co.	240	9
Whole Foods Market, Inc.	150	6
Health Care Equipment & Supplies (2.3%)
Hologic, Inc. ‡	120	8
Zimmer Holdings, Inc. ‡	130	9
Hotels, Restaurants & Leisure (2.4%)
Las Vegas Sands Corp. ‡	120	12
Starbucks Corp. ‡	245	5
Internet Software & Services (3.3%)
Google, Inc. Class A ‡	35	24
Machinery (9.2%)
Caterpillar, Inc.	290	21
Donaldson Co., Inc.	250	12
Kennametal, Inc.	420	16
PACCAR, Inc.	350	19
Media (5.4%)
Lamar Advertising Co. Class A	250	12
McGraw-Hill Cos., Inc. (The)	340	15
Walt Disney Co. (The) ‡	400	13
Multiline Retail (1.2%)
Nordstrom, Inc.	250	9
Oil, Gas & Consumable Fuels (1.0%)
Suncor Energy, Inc.	70	8
Real Estate Investment Trusts (2.0%)
Plum Creek Timber Co., Inc. REIT	320	15
Semiconductors & Semiconductor Equipment (2.7%)
Intel Corp.	500	13
NVIDIA Corp. ‡	200	7
Software (5.8%)
Electronic Arts, Inc. ‡	270	16
Intuit, Inc. ‡	210	6
Microsoft Corp.	440	16
Salesforce.Com, Inc. ‡	75	5
Textiles, Apparel & Luxury Goods (3.0%)
Nike, Inc. Class B	350	22
Trading Companies & Distributors (2.2%)
WW Grainger, Inc.	190	17

Total Common Stocks (cost $519)		718
Total Investment Securities (cost $519) #		$718

NOTES TO SCHEDULE OF INVESTMENTS:

‡                            Non Income Producing.

#                            Aggregate cost for federal income tax purposes is $519. Aggregate gross unrealized appreciation for all securities in which there is an excess of  value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $212 and  $13, respectively. Net unrealized appreciation for tax purposes is $199.

DEFINITIONS:

REIT   Real Estate Investment Trust

See notes to financial statements.

STATEMENTS OF ASSETS & LIABILITIES

December 31, 2007
(all amounts except per share amounts in thousands)

	Transamerica Premier Diversified Equity Fund		Transamerica Premier Equity Fund	Transamerica Premier Focus Fund		Transamerica Premier Growth Opportunities Fund		Transamerica Premier Balanced Fund	Transamerica Premier High Yield Bond Fund	Transamerica Premier Cash Reserve Fund
Assets:
Investment, at cost	$231,054		$850,998	$68,942		$116,426		$356,136	$56,984	$89,344

Investment, at value	$298,796		$1,022,974	$89,054		$141,751		$463,531	$54,865	$89,344
Cash	—		24,036	5,528		5,249		12,566	2,654	76
Receivables:
Investment securities sold	7,539		—	1,101		—		—	—	—
Shares of beneficial interest sold	777		6,209	39		201		970	6	358
Interest	29		90	12		12		1,721	1,203	47
Dividends	358		1,280	100		135		383	23	—
Dividend reclaims	—		—	—		—		1	—	—
	$307,499		$1,054,589	$95,834		$147,348		$479,172	$58,751	$89,825

Liabilities:
Payables:
Investment securities purchased	855		6,050	—		40		3,277	—	—
Shares of beneficial interest redeemed	30		1,139	357		289		211	1,980	373
Advisory fees	92		474	49		76		164	22	3
Distribution fees	65		218	20		32		100	2	—
Transfer agent fees	49		100	14		27		79	2	7
Director fees	—	(a)	2	—	(a)	—	(a)	1	— (a)	—	(a)
Administration fees	2		2	1		1		2	—	1
Due to custodian	1,004		—	—		—		—	—	—
Dividends to shareholders	—		—	—		—		—	—	1
Other accrued expenses	59		192	21		32		100	27	23
	2,156		8,177	462		497		3,934	2,033	408
Net Assets	$305,343		$1,046,412	$95,372		$146,851		$475,238	$56,718	$89,417

Net Assets Consist of:
Paid-in capital	$233,949		$867,405	$72,572		$121,702		$366,510	$80,445	$89,417
Distributable net investment income (loss)	—		—	—		—		321	48	—
Accumulated net realized gain (loss) on investments	3,652		7,031	2,688		(176)		1,012	(21,656)	—
Net unrealized appreciation (depreciation) of investments	67,742		171,976	20,112		25,325		107,395	(2,119)	—
Net Assets	$305,343		$1,046,412	$95,372		$146,851		$475,238	$56,718	$89,417

Institutional Class
Net Assets	$—		$—	$—		$—		$—	$48,509	$—
Shares Outstanding	—		—	—		—		—	6,657	—

Net Asset Value, Offering Price and Redemption Price Per Share	$—		$—	$—		$—		$—	$7.29	$—
Investor Class
Net Assets	$305,343		$1,046,412	$95,372		$146,851		$475,238	$8,209	$89,417
Shares Outstanding	17,799		40,875	4,034		5,319		17,509	1,116	89,417

Net Asset Value, Offering Price and Redemption Price Per Share	$17.15		$25.60	$23.64		$27.61		$27.14	$7.36	$1.00

See notes to financial statements.

	Transamerica Premier Institutional Bond Fund	Transamerica Premier Institutional Equity Fund		Transamerica Premier Institutional Small Cap Value Fund		Transamerica Premier Institutional Diversified Equity Fund
Assets:
Investment, at cost	$1,080	$80,898		$2,024		$519

Investment, at value	$1,078	$96,847		$2,153		$718
Cash	10	1,263		588		10
Receivables:
Investment securities sold	—	—		28		—
Shares of beneficial interest sold	—	653		318		—
Interest	10	10		1		—
Dividends	—	123		3		1
Receivable from advisor	13	—		10		11
	$1,111	$98,896		$3,101		$740

Liabilities:
Payables:
Investment securities purchased	—	649		202		—
Shares of beneficial interest redeemed	—	21		—		—
Advisory fees	—	37		—		—
Transfer agent fees	— (a)	1		—	(a)	—	(a)
Director fees	— (a)	—	(a)	—	(a)	—	(a)
Administration fees	1	1		1		1
Other accrued expenses	2	18		1		1
	3	727		204		2
Net Assets	$1,108	$98,169		$2,897		$738

Net Assets Consist of:
Paid-in capital	$1,143	$81,998		$2,711		$533
Distributable net investment income (loss)	(1)	105		2		—
Accumulated net realized gain (loss) on investments	(32)	117		55		6
Net unrealized appreciation (depreciation) of investments	(2)	15,949		129		199
Net Assets	$1,108	$98,169		$2,897		$738

Institutional Class
Net Assets	$1,108	$98,169		$2,897		$738
Shares Outstanding	118	7,301		183		52

Net Asset Value, Offering Price and Redemption Price Per Share	$9.36	$13.45		$15.81		$14.06

(a)  Rounds to less than $1.

See notes to financial statements.

STATEMENTS OF OPERATIONS

For the year ended December 31, 2007
(all amounts in thousands)

	Transamerica Premier Diversified Equity Fund	Transamerica Premier Equity Fund	Transamerica Premier Focus Fund	Transamerica Premier Growth Opportunities Fund	Transamerica Premier Balanced Fund	Transamerica Premier High Yield Bond Fund	Transamerica Premier Cash Reserve Fund
Investment Income:
Dividends	$2,929	$7,231	$465	$787	$3,148	$107	$—
Less withholding taxes on foreign dividends	(2)	(8)	(1)	—	(5)	—	—
Interest	247	981	140	112	6,785	7,620	4,406
Total Income	3,174	8,204	604	899	9,928	7,727	4,406

Expenses
Management and advisory fees	1,503	5,622	533	825	2,489	515	276
Transfer agent and shareholder servicing fees:
Institutional Class	—	—	—	—	—	4	—
Investor Class	591	1,021	173	292	823	24	95
Distribution and service fees:
Investor Class	644	2,026	222	344	1,076	27	—
Custodian fees	27	76	11	20	54	23	18
Registration fees
Institutional Class	—	—	—	—	—	— (a)	—
Investor Class	24	88	19	21	28	21	33
Administration fees	39	39	35	35	39	35	35
Legal fees	22	70	8	12	38	9	7
Audit fees	39	121	14	22	63	15	12
Directors fees	18	55	6	10	30	7	6
Printing and shareholder reports	28	123	15	18	54	18	8
Other	24	80	10	14	42	12	9
Total expenses before waiver and reimbursement	2,959	9,321	1,046	1,613	4,736	710	499
Reimbursed expenses and waived fees	—	—	—	—	—	(51)	(289)
Net Expenses	2,959	9,321	1,046	1,613	4,736	659	210

Net Investment Income (Loss)	215	(1,117)	(442)	(714)	5,192	7,068	4,196

Net Realized Gain (Loss) on Investments
Net realized gain (loss) on investments	11,413	17,531	13,322	29,103	17,546	(1,130)	—
Change in unrealized appreciation (depreciation) on investments	32,390	95,774	3,357	(461)	29,621	(3,829)	—
Net Realized and Unrealized Gain (Loss):(a)	43,803	113,305	16,679	28,642	47,167	(4,959)	—
Net Increase In Net Assets Resulting from Operations	$44,018	$112,188	$16,237	$27,928	$52,359	$2,109	$4,196

See notes to financial statements.

	Transamerica Premier Institutional Bond Fund		Transamerica Premier Institutional Equity Fund	Transamerica Premier Institutional Small Cap Value Fund		Transamerica Premier Institutional Diversified Equity Fund
Investment Income:
Dividends	$—		$639	$20		$8
Less withholding taxes on foreign dividends	—		(1)	—		—
Interest	59		91	3		—
Total Income	59		729	23		8

Expenses
Management and advisory fees	5		517	9		5
Transfer agent and shareholder servicing fees:
Institutional Class	—	(a)	12	—	(a)	—	(a)
Custodian fees	10		16	3		4
Registration fees
Institutional Class	17		22	17		17
Administration fees	35		35	35		35
Legal fees	—	(a)	6	—	(a)	—	(a)
Audit fees	—	(a)	10	—	(a)	—	(a)
Directors fees	—	(a)	5	—	(a)	—	(a)
Printing and shareholder reports	—	(a)	7	—	(a)	—	(a)
Other	1		7	—	(a)	—	(a)
Total expenses before waiver and reimbursement	68		637	64		61
Reimbursed expenses and waived fees	(63)		(106)	(56)		(56)
Net Expenses	5		531	8		5

Net Investment Income	54		198	15		3

Net Realized Gain (Loss) on Investments
Net realized gain (loss) on investments	(7)		4,116	124		36
Change in unrealized appreciation (depreciation) on investments	2		5,274	28		86
Net Realized and Unrealized Gain (Loss):	(5)		9,390	152		122
Net Increase In Net Assets Resulting from Operations	$49		$9,588	$167		$125

(a)  Rounds to less than $1.

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

(all amounts in thousands)

	Transamerica Premier Diversified Equity Fund		Transamerica Premier Equity Fund		Transamerica Premier Focus Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (Decrease) in Net Assets Operations
Net investment income (loss)	$215	$77	$(1,117)	$(1,350)	$(442)	$(587)
Net realized gain on investments	11,413	2,010	17,531	33,315	13,322	12,232
Change in unrealized appreciation (depreciation) on investments	32,390	13,636	95,774	286	3,357	(6,906)

Net increase in net assets resulting from operations	44,018	15,723	112,188	32,251	16,237	4,739
Dividends / Distributions to Shareholders
From net investment income:
Investor Class	(26)	—	—	—	—	—
From net realized gains on investments:
Investor Class	(8,118)	(1,931)	(13,873)	(28,810)	(38)	—
Net decrease in net assets resulting from distributions	(8,144)	(1,931)	(13,873)	(28,810)	(38)	—
Net Fund Shares Transactions	61,862	44,888	377,417	144,058	(8,027)	(29,244)
Net increase (decrease) in net assets	97,736	58,680	475,732	147,499	8,172	(24,505)

Net Assets
Beginning of year	$207,607	$148,927	$570,680	$423,181	$87,200	$111,705
End of year	$305,343	$207,607	$1,046,412	$570,680	$95,372	$87,200
Undistributed (Accumulated) Net Investment Income (Loss)	$—	$—	$—	$—	$—	$—

	Transamerica Premier Growth Opportunities Fund		Transamerica Premier Balanced Fund		Transamerica Premier High Yield Bond Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (Decrease) in Net Assets Operations
Net investment income (loss)	$(714)	$(636)	$5,192	$3,495	$7,068	$7,981
Net realized gain (loss) on investments	29,103	19,086	17,546	2,546	(1,130)	1,446
Change in unrealized appreciation (depreciation) on investments	(461)	(13,502)	29,621	20,231	(3,829)	674

Net increase in net assets resulting from operations	27,928	4,948	52,359	26,272	2,109	10,101
Dividends / Distributions to Shareholders
From net investment income:
Institutional Class	—	—	—	—	(6,381)	(7,060)
Investor Class	—	—	(6,341)	(2,826)	(761)	(827)
From net realized gains on investments:
Institutional Class	—	—	—	—	—	—
Investor Class	(6,662)	—	(16,991)	(1,997)	—	—
Net decrease in net assets resulting from distributions	(6,662)	—	(23,332)	(4,823)	(7,142)	(7,887)
Net Fund Shares Transactions	(6,406)	(25,021)	69,525	49,345	(60,264)	10,259
Net increase (decrease) in net assets	14,860	(20,073)	98,552	70,794	(65,297)	12,473

Net Assets
Beginning of year	$131,991	$152,064	$376,686	$305,892	$122,015	$109,542
End of year	$146,851	$131,991	$475,238	$376,686	$56,718	$122,015
Undistributed (Accumulated) Net Investment Income (Loss)	$—	$—	$321	$1,081	$48	$122

See notes to financial statements.

	Transamerica Premier Cash Reserve Fund		Transamerica Premier Institutional Bond Fund		Transamerica Premier Institutional Equity Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (Decrease) in Net Assets Operations
Net investment income	$4,196	$2,422	$54	$49	$198	$42
Net realized gain (loss) on investments	—	—	(7)	(12)	4,116	756
Change in unrealized appreciation on investments	—	—	2	3	5,274	3,432

Net increase in net assets resulting from operations	4,196	2,422	49	40	9,588	4,230
Dividends / Distributions to Shareholders
From net investment income:
Institutional Class	—	—	(55)	(52)	(96)	(39)
Investor Class	(4,196)	(2,422)	—	—	—	—
Return of capital:
Institutional Class	—	—	—	(24)	—	—
From net realized gains on investments:
Institutional Class	—	—	—	—	(4,056)	(608)
Net decrease in net assets resulting from distributions	(4,196)	(2,422)	(55)	(76)	(4,152)	(647)
Net Fund Shares Transactions	16,583	33,429	47	76	34,285	10,759
Net increase (decrease) in net assets	16,583	33,429	41	40	39,721	14,342

Net Assets
Beginning of year	$72,834	$39,405	$1,067	$1,027	$58,448	$44,106
End of year	$89,417	$72,834	$1,108	$1,067	$98,169	$58,448
Undistributed (Accumulated) Net Investment Income (Loss)	$—	$—	$(1)	$—	$105	$3

	Transamerica Premier Institutional Small Cap Value Fund		Transamerica Premier Institutional Diversified Equity Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (Decrease) in Net Assets Operations
Net investment income	$15	$7	$3	$2
Net realized gain on investments	124	28	36	4

Change in unrealized appreciation on investments	28	71	86	48

Net increase in net assets resulting from operations	167	106	125	54
Dividends / Distributions to Shareholders
From net investment income:
Institutional Class	(46)	(6)	(3)	—
From net realized gains on investments:
Institutional Class	(49)	(16)	(29)	—
Net decrease in net assets resulting from distributions	(95)	(22)	(32)	—
Net Fund Shares Transactions	2,151	27	32	—
Net increase (decrease) in net assets	2,223	111	125	54

Net Assets
Beginning of year	$674	$563	$613	$559
End of year	$2,897	$674	$738	$613
Undistributed (Accumulated) Net Investment Income (Loss)	$2	$2	$—	$2

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Diversified Equity Fund
	Investor Class
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
Net Asset Value
Beginning of year	$14.84	$13.69	$12.70	$11.17	$8.87

Operations
Net Investment income (loss)(a)	0.01	0.01	0.02	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	2.77	1.28	0.99	1.51	2.31
Total from investment operations	2.78	1.29	1.01	1.54	2.30

Dividends / Distributions and Other to Shareholders
Net investment income	— (b)	—	(0.02)	(0.01)	—
Net realized gains on investments	(0.47)	(0.14)	—	—	—
Total dividends / distributions	(0.47)	(0.14)	(0.02)	(0.01)	—

Net Asset Value
End of year	$17.15	$14.84	$13.69	$12.70	$11.17

Total Return(c)	18.68%	9.42%	7.93%	13.81%	25.93%

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver	1.15%	1.15%	1.10%	1.20%	1.20%
Before reimbursement/fee waiver	1.15%	1.15%	1.31%	1.47%	1.80%
Net investment income (loss), after reimbursement/fee waiver	0.08%	0.04%	0.13%	0.28%	(0.07)%

Portfolio turnover rate	29%	36%	35%	30%	24%
Net assets end of the year (in thousands)	$305,343	$207,607	$148,927	$71,487	$18,660

	Transamerica Premier Equity Fund
	Investor Class
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
Net Asset Value
Beginning of year	$22.52	$22.05	$19.46	$16.90	$12.93

Operations
Net Investment income (loss)(a)	(0.03)	(0.07)	(0.08)	(0.02)	(0.07)
Net realized and unrealized gain (loss) on investments	3.45	1.74	3.19	2.58	4.04
Total from investment operations	3.42	1.67	3.11	2.56	3.97

Dividends / Distributions and Other to Shareholders
Net realized gains on investments	(0.34)	(1.20)	(0.52)	—	—
Total dividends / distributions	(0.34)	(1.20)	(0.52)	—	—

Net Asset Value
End of year	$25.60	$22.52	$22.05	$19.46	$16.90

Total Return(c)	15.19%	7.54%	15.96%	15.15%	30.70%

Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.15%	1.15%	1.09%	1.29%	1.43%
Before reimbursement/fee waiver	1.15%	1.15%	1.09%	1.29%	1.43%
Net investment income (loss), after reimbursement/fee waiver	(0.14)%	(0.28)%	(0.38)%	(0.13)%	(0.46)%

Portfolio turnover rate	40%	37%	32%	34%	38%
Net assets end of the year (in thousands)	$1,046,412	$570,680	$423,181	$179,454	$146,833

See notes to financial statements.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Focus Fund
	Investor Class
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
Net Asset Value
Beginning of year	$19.65	$18.59	$16.01	$13.87	$9.94

Operations
Net Investment income (loss)(a)	(0.11)	(0.11)	(0.06)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	4.11	1.17	2.64	2.21	4.00
Total from investment operations	4.00	1.06	2.58	2.14	3.93

Dividends / Distributions and Other to Shareholders
Net realized gains on investments	(0.01)	—	—	—	—
Total dividends / distributions	(0.01)	—	—	—	—

Net Asset Value
End of year	$23.64	$19.65	$18.59	$16.01	$13.87

Total Return(c)	20.35%	5.70%	16.12%	15.43%	39.54%

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver	1.18%	1.20%	1.32%	1.36%	1.40%
Before reimbursement/fee waiver	1.18%	1.20%	1.32%	1.36%	1.54%
Net investment income (loss), after reimbursement/fee waiver	(0.50)%	(0.61)%	(0.38)%	(0.48)%	(0.65)%

Portfolio turnover rate	51%	46%	67%	64%	59%
Net assets end of the year (in thousands)	$95,372	$87,200	$111,705	$92,565	$87,075

	Transamerica Premier Growth Opportunities Fund
	Investor Class
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
Net Asset Value
Beginning of year	$23.50	$22.56	$19.73	$16.99	$12.69

Operations
Net Investment income (loss)(a)	(0.14)	(0.10)	(0.05)	(0.08)	(0.10)
Net realized and unrealized gain (loss) on investments	5.56	1.04	2.88	2.82	4.40
Total from investment operations	5.42	0.94	2.83	2.74	4.30

Dividends / Distributions and Other to Shareholders
Net realized gains on investments	(1.31)	—	—	—	—
Total dividends / distributions	(1.31)	—	—	—	—

Net Asset Value
End of year	$27.61	$23.50	$22.56	$19.73	$16.99

Total Return(c)	23.01%	4.17%	14.36%	16.13%	33.88%

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver	1.17%	1.17%	1.31%	1.36%	1.40%
Before reimbursement/fee waiver	1.17%	1.17%	1.31%	1.36%	1.47%
Net investment income (loss), after reimbursement/fee waiver	(0.52)%	(0.43)%	(0.24)%	(0.44)%	(0.70)%

Portfolio turnover rate	77%	64%	52%	37%	29%
Net assets end of the year (in thousands)	$146,851	$131,991	$152,064	$118,442	$93,747

See notes to financial statements.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Balanced Fund
	Investor Class
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
Net Asset Value
Beginning of year	$25.24	$23.63	$22.60	$20.22	$16.60

Operations
Net Investment income (loss)(a)	0.33	0.25	0.26	(0.22)	0.23
Net realized and unrealized gain (loss) on investments	2.97	1.69	1.04	2.83	3.62
Total from investment operations	3.30	1.94	1.30	2.61	3.85

Dividends / Distributions and Other to Shareholders
Net investment income	(0.38)	(0.19)	(0.27)	(0.23)	(0.23)
Net realized gains on investments	(1.02)	(0.14)	—	—	—
Total dividends / distributions	(1.40)	(0.33)	(0.27)	(0.23)	(0.23)

Net Asset Value
End of year	$27.14	$25.24	$23.63	$22.60	$20.22

Total Return(c)	13.04%	8.20%	5.81%	12.92%	23.20%

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver	1.10%	1.10%	1.08%	1.29%	1.29%
Before reimbursement/fee waiver	1.10%	1.10%	1.14%	1.29%	1.29%
Net investment income (loss), after reimbursement/fee waiver	1.21%	1.02%	1.14%	(1.04)%	1.28%

Portfolio turnover rate	58%	45%	53%	47%	39%
Net assets end of the year (in thousands)	$475,238	$376,686	$305,892	$245,138	$183,331

See notes to financial statements.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier High Yield Bond Fund
	Investor Class
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
Net Asset Value
Beginning of year	$7.86	$7.71	$8.00	$7.76	$7.05

Operations
Net Investment income (loss)(a)	0.55	0.53	0.50	0.52	0.54
Net realized and unrealized gain (loss) on investments	(0.50)	0.14	(0.28)	0.25	0.74
Total from investment operations	0.05	0.67	0.22	0.77	1.28

Dividends / Distributions and Other to Shareholders
Net investment income	(0.55)	(0.52)	(0.51)	(0.53)	(0.57)
Total dividends / distributions	(0.55)	(0.52)	(0.51)	(0.53)	(0.57)

Net Asset Value
End of year	$7.36	$7.86	$7.71	$8.00	$7.76

Total Return(c)	0.59%	9.01%	2.93%	10.38%	18.76%

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver	0.90%	0.90%	0.90%	0.90%	0.90%
Before reimbursement/fee waiver	1.32%	1.19%	1.34%	1.43%	1.64%
Net investment income (loss), after reimbursement/fee waiver	7.04%	6.81%	6.46%	6.75%	7.26%

Portfolio turnover rate	89%	127%	93%	152%	171%
Net assets end of the year (in thousands)	$8,209	$16,418	$12,062	$8,227	$7,973

	Transamerica Premier High Yield Bond Fund
	Institutional Class
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
Net Asset Value
Beginning of year	$7.79	$7.65	$7.95	$7.70	$7.01

Operations
Net Investment income (loss)(a)	0.57	0.55	0.52	0.54	0.56
Net realized and unrealized gain (loss) on investments	(0.49)	0.13	(0.29)	0.26	0.71
Total from investment operations	0.08	0.68	0.23	0.80	1.27

Dividends / Distributions and Other to Shareholders
Net investment income	(0.58)	(0.54)	(0.53)	(0.55)	(0.58)
Total dividends / distributions	(0.58)	(0.54)	(0.53)	(0.55)	(0.58)

Net Asset Value
End of year	$7.29	$7.79	$7.65	$7.95	$7.70

Total Return(c)	0.86%	9.23%	3.08%	10.88%	18.87%

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver	0.65%	0.64%	0.65%	0.63%	0.65%
Before reimbursement/fee waiver	0.66%	0.64%	0.70%	0.63%	0.72%
Net investment income (loss), after reimbursement/fee waiver	7.30%	7.09%	6.65%	7.06%	7.56%

Portfolio turnover rate	89%	127%	93%	152%	171%
Net assets end of the year (in thousands)	$48,509	$105,597	$97,480	$135,161	$118,982

See notes to financial statements.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Cash Reserve Fund
	Investor Class
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
Net Asset Value
Beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Operations
Net Investment income (loss)(a)	0.05	0.05	0.03	0.01	0.01
Total from investment operations	0.05	0.05	0.03	0.01	0.01

Dividends / Distributions and Other to Shareholders
Net investment income	(0.05)	(0.05)	(0.03)	(0.01)	(0.01)
Total dividends / distributions	(0.05)	(0.05)	(0.03)	(0.01)	(0.01)

Net Asset Value
End of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(c)	5.12%	4.91%	3.06%	1.16%	0.92%

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver	0.25%	0.25%	0.25%	0.25%	0.25%
Before reimbursement/fee waiver	0.60%	0.68%	0.74%	0.63%	0.88%
Net investment income (loss), after reimbursement/fee waiver	5.01%	4.87%	3.02%	1.13%	0.92%
Net assets end of the year (in thousands)	$89,417	$72,834	$39,405	$37,038	$43,847

	Transamerica Premier Institutional Bond Fund
	Institutional Class
	Year Ended December 31, 2007	Year Ended December 31, 2006	Period Ended December 31, 2005(d)
Net Asset Value
Beginning of year	$9.41	$9.75	$10.00

Operations
Net Investment income (loss)(a)	0.47	0.46	0.38
Net realized and unrealized gain (loss) on investments	(0.04)	(0.10)	(0.23)
Total from investment operations	0.43	0.36	0.15

Dividends / Distributions and Other to Shareholders
Net investment income	(0.48)	(0.48)	(0.40)
Return of Capital	—	(0.22)	—
Total dividends / distributions	(0.48)	(0.70)	(0.40)

Net Asset Value
End of year	$9.36	$9.41	$9.75

Total Return(c)	4.68%	3.88%	1.53	%(f)

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver	0.45%	0.45%	0.45	%(e)
Before reimbursement/fee waiver	6.25%	5.74%	7.97	%(e)
Net investment income (loss), after reimbursement/fee waiver	5.00%	4.80%	4.18	%(e)

Portfolio turnover rate	88%	151%	269	%(f)
Net assets end of the year (in thousands)	$1,108	$1,067	$1,027

See notes to financial statements.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Institutional Equity Fund
	Institutional Class
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Period Ended December 31, 2004(g)
Net Asset Value
Beginning of year	$12.21	$11.41	$11.11	$10.00

Operations
Net Investment income (loss)(a)	0.04	0.01	(0.01)	0.08
Net realized and unrealized gain (loss) on investments	1.79	0.93	1.91	1.40
Total from investment operations	1.83	0.94	1.90	1.48

Dividends / Distributions and Other to Shareholders
Net investment income	(0.01)	(0.01)	—	(0.36)
Net realized gains on investments	(0.58)	(0.13)	(1.60)	(0.01)
Total dividends / distributions	(0.59)	(0.14)	(1.60)	(0.37)

Net Asset Value
End of year	$13.45	$12.21	$11.41	$11.11

Total Return(c)	14.96%	8.22%	17.03%	11.51	%(f)

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver	0.75%	0.75%	0.75%	0.75	%(e)
Before reimbursement/fee waiver	0.90%	0.93%	1.05%	0.90	%(e)
Net investment income (loss), after reimbursement/fee waiver	0.28%	0.09%	(0.06)%	1.31	%(e)

Portfolio turnover rate	47%	31%	122%	18	%(f)
Net assets end of the year (in thousands)	$98,169	$58,448	$44,106	$62,110

	Transamerica Premier Institutional Small Cap Value Fund
	Institutional Class
	Year Ended December 31, 2007	Year Ended December 31, 2006	Period Ended December 31, 2005(d)
Net Asset Value
Beginning of year	$12.32	$10.73	$10.00

Operations
Net Investment income (loss)(a)	0.22	0.14	0.10
Net realized and unrealized gain (loss) on investments	3.87	1.88	1.17
Total from investment operations	4.09	2.02	1.27

Dividends / Distributions and Other to Shareholders
Net investment income	(0.29)	(0.12)	(0.08)
Net realized gains on investments	(0.31)	(0.31)	(0.46)
Total dividends / distributions	(0.60)	(0.43)	(0.54)

Net Asset Value
End of year	$15.81	$12.32	$10.73

Total Return(c)	33.12%	18.74%	12.67	%(f)

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver	0.85%	0.85%	0.85	%(e)
Before reimbursement/fee waiver	6.37%	8.68%	9.32	%(e)
Net investment income (loss), after reimbursement/fee waiver	1.49%	1.15%	1.00	%(e)

Portfolio turnover rate	31%	53%	53	%(f)
Net assets end of the year (in thousands)	$2,897	$674	$563

See notes to financial statements.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Institutional Diversified Equity Fund
	Institutional Class
	Year Ended December 31, 2007	Year Ended December 31, 2006	Period Ended December 31, 2005(d)

Net Asset Value
Beginning of year	$12.21	$11.14	$10.00

Operations
Net Investment income (loss)(a)	0.06	0.05	0.05
Net realized and unrealized gain (loss) on investments	2.43	1.02	1.14
Total from investment operations	2.49	1.07	1.19

Dividends / Distributions and Other to Shareholders
Net investment income	(0.06)	—	(0.05)
Net realized gains on investments	(0.58)	—	—
Total dividends / distributions	(0.64)	—	(0.05)

Net Asset Value
End of year	$14.06	$12.21	$11.14

Total Return(c)	20.34%	9.61%	11.88	%(f)

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver	0.75%	0.75%	0.75	%(e)
Before reimbursement/fee waiver	9.02%	8.90%	9.27	%(e)
Net investment income (loss), after reimbursement/fee waiver	0.44%	0.40%	0.52	%(e)

Portfolio turnover rate	31%	40%	38	%(f)
Net assets end of the year (in thousands)	$738	$613	$559

(a)	Per share net investment income (loss) has been determined on the basis of the average number of shares outstanding during the period.

(b)	Rounds to less than 0.01 per share.

(c)	Total Return represents aggregate total return for each period.

(d)	Institutional Class commenced operations on February 1, 2005.

(e)	Annualized.

(f)	Not annualized.

(g)	Institutional Class commenced operations on June 1, 2004.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

(all amounts in thousands)

1. Organization and Significant Accounting Policies

Transamerica Investors, Inc. (the “Company”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Company is composed of eleven Funds: Transamerica Premier Diversified Equity Fund (the “Diversified Equity Fund”), Transamerica Premier Equity Fund (the “Equity Fund”), Transamerica Premier Focus Fund (the “Focus Fund”), Transamerica Premier Growth Opportunities Fund (the “Growth Opportunities Fund”), Transamerica Premier Balanced Fund (the “Balanced Fund”), Transamerica Premier High Yield Bond Fund (the “High Yield Fund”), Transamerica Premier Cash Reserve Fund (the “Cash Reserve Fund”), Transamerica Premier Institutional Bond Fund (the “Institutional Bond Fund”), Transamerica Premier Institutional Equity Fund (“the Institutional Equity Fund”), Transamerica Premier Institutional Small Cap Value Fund (“the Institutional Small Cap Value Fund”) and Transamerica Premier Institutional Diversified Equity Fund (“the Institutional Diversified Equity Fund”), (collectively referred to as the “Funds”). All of the Funds are diversified except the Focus Fund, which is non-diversified under the 1940 Act. For information on investment objectives and strategies, please refer to the Funds’ prospectuses.

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Multiple Class Operations and Expenses

The Company currently offers two classes of shares, an Investor and an Institutional class, that reflect different expense levels. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated to each class based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses. Each share of each class of a Fund represents an identical legal interest in the investment of the Fund.

Valuation of Securities

Fund investments traded on an exchange are valued at the last sale price or closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted sale bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates fair value.

As permitted under Rule 2a-7 of the 1940 Act, the Cash Reserve Fund values its securities at amortized cost, which approximates fair value.

The Funds value their investment securities at fair value based upon procedures approved by the Board of Directors on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially affect the value of investments. Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Funds’ Valuation Oversight Committee, using guidelines adopted by the Board of Directors.

Pricing of Shares

The Funds price their shares on the basis of the net asset value of each class of shares of the Funds, which are determined as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Cash

Each Fund may leave cash overnight in its cash account with the custodian, State Street Bank & Trust Company (“State Street”). On July 2, 2007, State Street acquired the parent company of Investors Bank & Trust Company. State Street has been contracted on behalf of the Funds to invest the excess cash into their savings accounts, which at December 31, 2007 were paying an interest rate of 2.60%.

Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Gains and losses on sales of securities are determined on the identified cost basis for both financial statement and federal income tax purposes. Interest income and operating expenses are recorded daily on an accrual basis. Discount is recorded on a daily basis using the effective yield method, except the Cash Reserve Fund, which recognizes discount and premium on a straight-line basis. Dividend income is recorded on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2007

(all amounts in thousands)

Dividends and Distributions

Dividends from net investment income on shares of the Cash Reserve Fund are declared daily and paid monthly. Dividends from net investment income on shares of the High Yield Fund and the Institutional Bond Fund are declared and paid monthly. Dividends from net investment income, if any, on shares of the Diversified Equity Fund, the Equity Fund, the Focus Fund, the Growth Opportunities Fund, the Balanced Fund, the Institutional Equity Fund, the Institutional Small Cap Value Fund and the Institutional Diversified Equity Fund are declared and paid annually. Each Fund distributes net realized capital gains, if any, annually. Dividends and distributions paid by each Fund are recorded on the ex-dividend date, except for the Cash Reserve Fund, which records dividends daily. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds and timing differences. Dividends from net investment income are determined on a class level. Capital gains distributions are determined on a fund level.

The tax character of distributions paid to shareholders during December 31, 2007 and 2006 was as follows:

	2007				2006
Fund	Ordinary Income	Long- Term Capital Gain	Return of Capital	Total	Ordinary Income	Long- Term Capital Gain	Return of Capital	Total
Diversified Equity Fund	$26	$8,118	$—	$8,144	$—	$1,931	$—	$1,931
Equity Fund	—	13,873	—	13,873	—	28,810	—	28,810
Focus Fund	—	38	—	38	—	—	—	—
Growth Opportunities Fund	—	6,662	—	6,662	—	—	—	—
Balanced Fund	6,341	16,991	—	23,332	2,826	1,997	—	4,823
High Yield Bond Fund	7,142	—	—	7,142	7,887	—	—	7,887
Cash Reserve Fund	4,196	—	—	4,196	2,422	—	—	2,422
Institutional Bond Fund	55	—	—	55	52	—	24	76
Institutional Equity Fund	96	4,056	—	4,152	647	—	—	647
Institutional Small Cap Value Fund	39	56	—	95	13	9	—	22
Institutional Diversified Equity Fund	3	29	—	32	—	—	—	—

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Accumulated Capital and Other Losses	Net Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Diversified Equity Fund	$546	$3,091	$—	$67,757	$71,394
Equity Fund	—	7,039	—	171,970	179,009
Focus Fund	—	2,688	—	20,112	22,358
Growth Opportunities Fund	—	—	147	25,296	25,149
Balanced Fund	321	1,238	—	106,752	108,311
High Yield Bond Fund	119	—	21,735	(2,183)	(23,799)
Cash Reserve Fund	—	—	—	—	—
Institutional Bond Fund	1	—	33	(3)	(35)
Institutional Equity Fund	105	152	—	15,914	16,171
Institutional Small Cap Value Fund	—	54	—	132	186
Institutional Diversified Equity Fund	1	5	—	199	205

*  Differences between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, return of capital distributions from real estate investment trusts and premium amortization.

The following Funds have capital loss carryforwards which are available to affect future realized capital gains through the periods listed:

Fund	Expiring December 2009	Expiring December 2010	Expiring December 2011	Expiring December 2012	Expiring December 2013	Expiring December 2014	Expiring December 2015
Diversified Equity Fund	$—	$—	$—	$—	$—	$—	$—
Equity Fund	—	—	—	—	—	—	—
Focus Fund	—	—	—	—	—	—	—
Growth Opportunities Fund	—	—	—	—	—	—	—
Balanced Fund	—	—	—	—	—	—	—
High Yield Bond Fund	2,692	17,819	—	—	—	—	441
Cash Reserve Fund	—	—	—	—	—	—	—
Institutional Bond Fund	—	—	—	—	6	19	7
Institutional Equity Fund	—	—	—	—	—	—	—
Institutional Small Cap Value Fund	—	—	—	—	—	—	—
Institutional Diversified Equity Fund	—	—	—	—	—	—	—

The capital loss carryforwards utilized during the year ended December 31, 2007 were as follows:

Fund	Capital Loss Carryforwards Utilized During the Year Ended December 31, 2007
Focus Fund	$10,573
Growth Opportunities Fund	22,667
Institutional Diversified Equity	3

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2007

(all amounts in thousands)

From November 1, 2007 to December 31, 2007, the following Funds realized capital losses. As permitted by tax regulations, the Funds have elected to defer these losses and treat them as arising in the year ending December 31, 2008:

Growth Opportunities Fund	$147
High Yield Bond Fund	$783
Institutional Bond Fund	$1

Federal Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and by distributing to shareholders substantially all of its taxable income. Therefore, no federal income or excise tax provision is required to be paid by the Funds.

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for items such as deferral of wash sales, return of capital, distributions from real estate investment trusts, premium amortization, net operating losses and capital loss carryforwards. Permanent items identified in the year ended December 31, 2007, have been reclassified among components of net assets as follows:

Fund	Undistributed Net Investment Income	Undistributed Net Realized Gains and Losses	Paid-in Capital
Diversified Equity Fund	$(189)	$189	$—
Equity Fund	1,117	—	(1,117)
Focus Fund	442	—	(442)
Growth Opportunities Fund	714	54	(768)
Balanced Fund	389	(389)	—
High Yield Bond Fund	—	—	—
Cash Reserve Fund	—	—	—
Institutional Bond Fund	—	—	—
Institutional Equity Fund	—	—	—
Institutional Small Cap Value Fund	31	(31)	—
Institutional Diversified Equity Fund	(2)	2	—

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that reflect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions With Affiliates

The Company has an Investment Advisory Agreement on behalf of each Fund (the “Agreement”) with Transamerica Investment Management, LLC (“TIM”), (the “Adviser”), an affiliate of AEGON N.V., a Netherlands corporation. For its services to the Funds, the Adviser receives a monthly fee, based on an annual percentage of the average daily net assets of each Fund. The annual fees for the following Funds are:

Fund	% of ANA
Focus Fund	0.60%
Growth Opportunities Fund	0.60%
High Yield Bond Fund	0.53%
Cash Reserve Fund	0.33%
Institutional Bond Fund	0.43%
Institutional Equity Fund	0.73%
Institutional Small Cap Value Fund	0.83%
Institutional Diversified Equity	0.73%

The Premier Focus and Growth Opportunities Funds will pay the Advisory Fees at the annual rates shown above until April 30, 2008. Starting May 1, 2008, each of the Premier Focus and Growth Opportunities Funds will pay TIM an Advisory Fee with a performance-based component, so that if a Fund’s performance is greater than that of its benchmark, the Standard & Poor’s 500 Composite Stock Index for the Premier Focus Fund and the Russell 2500 Growth Index for the against Premier Growth Opportunities Fund, TIM will earn more, and if it is less than that of the Index, TIM will earn less.

See the Funds’ prospectus for additional information.

The Adviser has agreed to waive its fees and assume any other operating expenses (other than certain extraordinary or nonrecurring expenses) which together exceed a specified percentage of the average daily net assets of that Fund.

These waivers and subsidies may be terminated at any time without notice.

The specified percentages are as follows:

Fund	Investor Class	Institutional Class
Focus Fund	1.40%	—
Growth Opportunities Fund	1.40%	—
High Yield Bond Fund	0.90%	0.65%
Cash Reserve Fund	0.25%	—
Institutional Bond Fund	—	0.45%
Institutional Equity Fund	—	0.75%
Institutional Small Cap Value Fund	—	0.85%
Institutional Diversified Equity	—	0.75%

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2007

(all amounts in thousands)

The Adviser is entitled to be paid by the Equity Fund, Diversified Equity Fund, and Balanced Fund an annual advisory fee, which is accrued daily and paid monthly based on average net assets (“ANA”), which may vary between a minimum fee and a maximum fee as follows:

Fund	Minimum Fee	Maximum Fee
0.85% of the first $1 billion of ANA
Equity Fund	0.50% of ANA	0.82% of the next $1 billion of ANA
0.80% of ANA over $2 billion

0.75% of the first $1 billion of ANA
Diversified Equity Fund	0.50% of ANA	0.72% of the next $1 billion of ANA
0.70% of ANA over $2 billion

0.75% of the first $1 billion of ANA
Balanced Fund	0.50% of ANA	0.72% of the next $1 billion of ANA
0.70% of ANA over $2 billion

If payment of the maximum fee would result in a Fund’s annualized operating expenses in any month to exceed the applicable contractual expense limitation (“Expense Cap”) (shown below), the advisory fee payable to the Adviser will reduce from the maximum fee, but not below the minimum fee, in an amount sufficient to limit annualized Fund operating expenses to the Expense Cap. If payment of the minimum fee would result in Fund operating expenses exceeding the Expense Cap, the Adviser and/or its affiliates will remit to the Fund an amount sufficient to limit annualized Fund operating expenses to the Expense Cap.

The Funds are subject to an Expense Cap applicable to each Fund’s annual total operating expenses as follows:

Fund	Expense Caps
Equity Fund	1.15%
Diversified Equity Fund	1.15%
Balanced Fund	1.10%

The actual advisory fees paid for the year ended December 31, 2007 were:

Fund	Advisory Fees
Equity Fund	0.69%
Diversified Equity Fund	0.58%
Balanced Fund	0.58%

Transamerica Fund Services, Inc. (“TFS”) serves as administrator and transfer agent to the Funds. The Funds paid transfer agent fees of $3,037 to TFS for the year ended December 31, 2007.

TFS is also an affiliate of AEGON N.V.

The Company entered into an Administrative Services Agreement with TFS for financial and legal fund administration services which include such items as compliance, expenses, financial statement and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support and other legal matters. The Company pays TFS an annual fee of 0.02% of average net assets of the Funds. Effective April 1, 2006, this fee is subject to a $35 minimum per Fund per year.

Transamerica Capital Inc., (“TCI”) is the principal underwriter and distributor of the shares for each of the Funds. TCI is an affiliate of AEGON N.V. Effective May 1, 2007, TCI became the Fund’s principal underwriter and distributor.

Certain directors and officers of the Funds are also directors and officers of the Adviser and other affiliated entities. No officer, director, or employee of the Adviser or any of their respective affiliates receives any compensation from the Funds for acting as a director or officer of the Company except for the Chief Compliance Officer. Each director of the Company who is not an “interested person” (as that term is defined in the 1940 Act) receives from the Funds a $14,000 (amounts not in thousands) annual fee, $1,500 for each Board meeting attended, and $1,000 for each Board audit committee meeting attended, and is reimbursed for expenses incurred in connection with such attendance. The lead independent director and audit committee chairperson each receives an additional $3,000 (amount not in thousands) annual fee.

For the year ended December 31, 2007, the Funds expensed aggregate fees of $137 to all directors who are not affiliated persons of the Investment Adviser.

As of December 31, 2007, the Adviser and its affiliates held the following percentages of outstanding shares:

Fund	Outstanding Shares %
Diversified Equity Fund	3%
Equity Fund	1%
Focus Fund	19%
Growth Opportunities Fund	16%
Balanced Fund	6%
Cash Reserve Fund	9%
Institutional Bond Fund	100%
Institutional Small Cap Value Fund	35%
Institutional Diversified Equity Fund	100%

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2007

(all amounts in thousands)

3. Distribution Plans

The 12b-1 plans of distribution and related distribution contracts require the Funds to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. For the Investor Shares, there is an annual 12b-1 distribution fee of 0.25% of the average daily net assets, except for the Cash Reserve Fund. TCI has agreed to waive the distribution fees until at least April 30, 2009 for the Cash Reserve Fund. The fee waivers may be terminated at any time without notice after April 30, 2009. For the Institutional Shares, there is no annual 12b-1 distribution fee. This fee is paid to securities dealers and financial intermediaries for providing personal services and account maintenance for their customers who hold such shares.

4. Security Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 2007 were as follows:

Fund	Purchases	U.S. Government Purchases	Proceeds from Sales	U.S. Government Sales
Diversified Equity Fund	$123,825	$—	$71,995	$—
Equity Fund	659,268	—	311,331	—
Focus Fund	43,561	—	55,696	—
Growth Opportunities Fund	103,536	—	120,140	—
Balanced Fund	230,430	75,304	166,371	79,923
High Yield Bond Fund	74,488	8,448	133,729	8,509
Institutional Bond Fund	455	497	578	367
Institutional Equity Fund	63,422	—	32,676	—
Institutional Small Cap Value Fund	1,661	—	286	—
Institutional Diversified Equity Fund	208	—	204	—

5. Capital Stock Transactions

At December 31, 2007, there were 1.04 billion shares of $0.001 par value stock authorized. The tables below summarize the transactions in Fund shares for the years and class indicated.

The Diversified Equity Fund, Equity Fund, Focus Fund and Growth Opportunities Fund have a short-term redemption fee in the Investor Class. Shares of these funds purchased on or after October 1, 2003 that are sold or exchanged within 90 days of the purchase are assessed a redemption fee of 2% of the value of the shares sold or exchanged. The redemption fees are included as a reduction to the amount of Capital stock redeemed in the tables below. Due to the risk that the Funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.

Transamerica Premier Diversified Equity Fund	Authorized shares - 50,000

	Year Ended December 31, 2007		Year Ended December 31, 2006
Investor Class	Shares	Amount	Shares	Amount
Capital stock sold	5,364	$86,550	5,188	$74,415
Capital stock issued upon reinvestment of dividends and distributions	327	5,669	99	1,471
Capital stock redeemed	(1,880)	(30,363)	(2,179)	(31,004)
Redemption fees	N/A	6	N/A	6
Net increase	3,811	$61,862	3,108	$44,888

Transamerica Premier Equity Fund	Authorized Shares – 70,000

	Year Ended December 31, 2007		Year Ended December 31, 2006
Investor Class	Shares	Amount	Shares	Amount
Capital stock sold	23,650	$571,749	17,830	$408,020
Capital stock issued upon reinvestment of dividends and distributions	521	13,481	1,220	27,528
Capital stock redeemed	(8,641)	(207,949)	(12,899)	(291,708)
Redemption fees	N/A	136	N/A	218
Net increase	15,530	$377,417	6,151	$144,058

Transamerica Premier Focus Fund	Authorized Shares – 60,000

	Year Ended December 31, 2007		Year Ended December 31, 2006
Investor Class	Shares	Amount	Shares	Amount
Capital stock sold	493	$10,952	483	$9,107
Capital stock issued upon reinvestment of dividends and distributions	2	38	—	—
Capital stock redeemed	(898)	(19,038)	(2,055)	(38,368)
Redemption fees	N/A	21	N/A	17
Net decrease	(403)	$(8,027)	(1,572)	$(29,244)

Transamerica Premier Growth Opportunities Fund	Authorized Shares – 60,000

	Year Ended December 31, 2007		Year Ended December 31, 2006
Investor Class	Shares	Amount	Shares	Amount
Capital stock sold	773	$20,943	1,288	$29,926
Capital stock issued upon reinvestment of dividends and distributions	237	6,608	—	—
Capital stock redeemed	(1,308)	(33,962)	(2,412)	(54,970)
Redemption fees	N/A	5	N/A	23
Net decrease	(298)	$(6,406)	(1,124)	$(25,021)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2007

(all amounts in thousands)

Transamerica Premier Balanced Fund	Authorized Shares – 60,000

	Year Ended December 31, 2007		Year Ended December 31, 2006
Investor Class	Shares	Amount	Shares	Amount
Capital stock sold	3,804	$101,750	4,126	$102,096
Capital stock issued upon reinvestment of dividends and distributions	849	23,224	190	4,801
Capital stock redeemed	(2,067)	(55,449)	(2,338)	(57,552)
Redemption fees	N/A	—	N/A	—
Net increase	2,586	$69,525	1,978	$49,345

Transamerica Premier High Yield Bond Fund	Authorized Shares – 50,000

	Year Ended December 31, 2007		Year Ended December 31, 2006
Institutional Class and Investor Class	Shares	Amount	Shares	Amount
Capital stock sold	1,884	$14,476	2,361	$18,293
Capital stock issued upon reinvestment of dividends and distributions	88	686	97	755
Capital stock redeemed	(2,945)	(22,912)	(1,933)	(15,040)
Redemption fees	N/A	—	N/A	—
Net increase (decrease)	(973)	$(7,750)	525	$4,008

Capital stock sold	869	6,741	808	6,213
Capital stock issued upon reinvestment of dividends and distributions	829	6,382	918	7,060
Capital stock redeemed	(8,600)	(65,637)	(913)	(7,022)
Redemption fees	N/A	—	N/A	—
Net increase (decrease)	(6,902)	$(52,514)	813	$6,251

Transamerica Premier Cash Reserve Fund	Authorized Shares – 510,000

	Year Ended December 31, 2007		Year Ended December 31, 2006
Investor Class	Shares	Amount	Shares	Amount
Capital stock sold	66,518	$66,518	76,330	$76,330
Capital stock issued upon reinvestment of dividends and distributions	4,108	4,108	2,383	2,383
Capital stock redeemed	(54,043)	(54,043)	(45,284)	(45,284)
Redemption fees	N/A	—	N/A	—
Net increase	16,583	$16,583	33,429	$33,429

Transamerica Premier Institutional Bond Fund	Authorized Shares – 50,000

	Year Ended December 31, 2007		Year Ended December 31, 2006
Institutional Class	Shares	Amount	Shares	Amount
Capital stock sold	59	$550	—	$—
Capital stock issued upon reinvestment of dividends and distributions	6	56	8	76
Capital stock redeemed	(60)	(559)	—	—
Redemption fees	N/A	—	N/A	—
Net increase	5	$47	8	$76

Transamerica Premier Institutional Equity Fund	Authorized Shares – 30,000

	Year Ended December 31, 2007		Year Ended December 31, 2006
Institutional Class	Shares	Amount	Shares	Amount
Capital stock sold	3,569	$47,757	1,748	$20,573
Capital stock issued upon reinvestment of dividends and distributions	279	3,797	53	647
Capital stock redeemed	(1,332)	(17,269)	(883)	(10,461)
Redemption fees	N/A	—	N/A	—
Net increase	2,516	$34,285	918	$10,759

Transamerica Premier Institutional Small Cap Value Fund	Authorized Shares – 50,000

	Year Ended December 31, 2007		Year Ended December 31, 2006
Institutional Class	Shares	Amount	Shares	Amount
Capital stock sold	124	$2,092	—	$5
Capital stock issued upon reinvestment of dividends and distributions	6	95	2	22
Capital stock redeemed	(2)	(36)	—	—
Redemption fees	N/A	—	N/A	—
Net increase	128	$2,151	2	$27

Transamerica Premier Institutional Diversified Equity Fund	Authorized Shares – 50,000

	Year Ended December 31, 2007		Year Ended December 31, 2006
Institutional Class	Shares	Amount	Shares	Amount
Capital stock sold	—	$—	—	$—
Capital stock issued upon reinvestment of dividends and distributions	2	32	—	—
Capital stock redeemed	N/A	N/A	—	—
Redemption fees	N/A	—	N/A	—
Net increase	2	$32	—	$—

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2007

(all amounts in thousands)

NOTE 6. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely- than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006.

Implementation of FIN 48 requires Management of the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by taxing authorities (i.e., the last 4 tax year ends and the interim tax period since then). The Fund has no examinations in progress and none are expected at this time.

As of January 16, 2008, Management of the Funds have reviewed all open tax years and major jurisdictions and concluded the adoption of FIN48 resulted in no impact the Funds’ net assets or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

In September 2006, FASB issued its new Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted.

As of December 31, 2007, management of the Funds does not expect the adoption of FAS 157 to impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

NOTE 7. SUBSEQUENT EVENT

Effective January 1, 2008, Transamerica Fund Advisors, Inc. changed its name to Transamerica Asset Management, Inc.

Supplemental Tax Information (unaudited)

For dividends paid during the year ended December 31, 2007, the Funds have designated the follow percentages as qualified income:

Fund	Qualified Dividend Income %
Diversified Equity Fund	100%
Balanced Fund	50%
High Yield Fund	1%
Institutional Bond Fund	1%
Institutional Equity Fund	100%
Institutional Small Cap Value Fund	43%
Institutional Diversified Equity Fund	100%

The percentage of ordinary dividends received during the year ended December 31, 2007 that qualify for the corporate dividend received deduction for the Funds were as follows:

Fund	Dividend Received Deduction %
Diversified Equity Fund	100%
Balanced Fund	47%
High Yield Fund	1%
Institutional Bond Fund	1%
Institutional Equity Fund	100%
Institutional Small Cap Value Fund	30%
Institutional Diversified Equity Fund	100%

To determine the amount of dividends that qualify, corporate shareholders should multiply the total ordinary dividend received during December 31, 2007 by the percentage noted above.

For tax purposes, the following Funds have made Long-Term Capital Gain Designations for the year ended December 31, 2007:

Fund	Long-Term Capital Gain Designations
Diversified Equity Fund	$8,118
Equity Fund	13,873
Focus Fund	38
Growth Opportunities Fund	6,662
Balanced Fund	16,991
Institutional Equity Fund	4,055
Institutional Small Cap Value Fund	56
Institutional Diversified Equity Fund	29

INVESTMENT ADVISORY AGREEMENT — REVIEW AND APPROVAL

At a meeting of the Board of Directors of Transamerica Investors, Inc. (the “Corporation”) held on November 8, 2007, the Board reviewed and considered the proposed Investment Advisory Agreement between Transamerica Fund Advisors, Inc. (“TFAI”) and the Corporation, on behalf of each series of the Corporation (each, a “Fund”), to determine whether the Agreement should be approved for an initial two-year period with respect to each Fund. Pursuant to the proposed Investment Advisory Agreement, TFAI would replace Transamerica Investment Management, LLC (“TIM”) to provide or procure investment management services on behalf of each Fund. Following their review and consideration, the Directors determined that the proposed Investment Advisory Agreement will enable shareholders of each Fund to obtain high quality services at a cost that is appropriate, reasonable and in the best interests of its shareholders. The Board, including the Independent Directors, approved the proposed Investment Advisory Agreement to appoint TFAI as investment adviser to each Fund, subject to shareholder approval.

In reaching their decisions, the Directors requested and obtained from TFAI and TIM such information they deemed reasonably necessary to evaluate the proposed Investment Advisory Agreement. In considering the proposed Investment Advisory Agreement, the Directors evaluated a number of factors and considerations that they believed, in light of their own business judgment, to be relevant.

The Board, including the Independent Directors, considered, among other things, the following factors: (i) TFAI currently renders “manager of managers” services for the Transamerica Fund Complex; (ii) the terms and conditions of the proposed Investment Advisory Agreement, including the differences from the current Investment Advisory Agreement with TIM; (iii) the fact that for most Funds, the Funds’ current advisory fees will remain the same under the proposed Investment Advisory Agreement; (iv) the nature, scope and quality of services that TFAI is expected to provide to each Fund, including compliance services; (v) the appointment of TFAI as investment adviser to each Fund will permit each Fund to have access to the investment management provider to the Transamerica Fund Complex; (vi) TIM will continue to be responsible for the day-to-day management of each Fund’s portfolio as subadviser to each Fund and the investment objectives, strategies and risks of each Fund will not change as a result of TFAI becoming the investment adviser to the Funds and, accordingly, the day-to-day investment activities of each Fund are expected to remain substantially the same; and (vii) the appointment of TFAI as investment adviser to the Funds will be effected at no cost to the Funds or their shareholders.

The Directors evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Directors also based their decisions on the following considerations, among others, although they did not identify any that was all-important or controlling of their discussions, and each Board Member attributed different weights to the various factors.

Initial considerations. The Board noted that the AEGON Group of Companies put forth the proposed Consolidation, with all funds in the consolidated Fund Complex operating under the adviser/subadviser structure, with TFAI serving as investment adviser to all funds in the Fund Complex. The Board considered the benefits of consolidating the $2 billion Premier Fund Complex into the $53 billion Transamerica Fund Complex. The Board noted that the retention of TFAI offered potential scale efficiencies and marketing advantages in the future, which could benefit the Funds and their shareholders. The Board noted that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. In this regard, the Directors noted TFAI’s compliance program, including its policies and procedures with respect to oversight of the portfolio management activities of subadvisers. The Directors also determined that TFAI will make a significant entrepreneurial commitment to the management and success of the Funds, reflected by, among other things, the steps it is taking to integrate the Funds into the Transamerica Fund Complex.

The nature, extent and quality of the services expected to be provided by TFAI to the Funds. The Directors considered the nature and quality of the services expected to be provided by TFAI and compared those services to those provided by TIM. They concluded that TFAI is capable of providing high quality services to the Funds, as indicated by the nature and quality of services provided by TFAI to the Transamerica Fund Complex and the past performance of these funds, TFAI’s management capabilities demonstrated with respect to the other mutual funds it manages, and the experience, capability and integrity of TFAI’s senior management, financial resources and management oversight process. The Directors also concluded that TFAI proposed to provide investment and related services that are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company industry and investor needs.

The investment performance of the Funds. TFAI has not yet served as investment adviser to the Funds and, therefore, has no historical performance related to the Funds for the Board to review. However, the Board examined the performance of funds managed by TFAI with investment objectives and strategies comparable to those of the Funds. The Board noted that those and other funds managed by TFAI, under “manager of managers” arrangements, have generally performed competitively to benchmark indexes and mutual fund peers (as determined by Lipper Inc.). On the basis of the Board’s assessment of the nature, extent and quality of advisory services expected to be provided or procured by TFAI, the Board concluded that TFAI is capable of generating a level of investment performance that is satisfactory and competitive with other investment companies, and also determined that TFAI’s performance record with respect to the Transamerica Fund Complex indicates that its management of the Funds is likely to benefit all the Funds and their shareholders. The Board also noted that TIM will remain responsible for the day-to-day management of the Funds in the capacity of subadviser to the Funds.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI’s projected costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services to the Funds and to the Transamerica Fund Complex as a whole. With regard to the advisory fees of the Funds, the Directors noted that the investment advisory fees paid by Transamerica Premier High Yield Bond Fund, Transamerica Premier Cash Reserve Fund, Transamerica Premier Institutional Equity Fund, Transamerica Premier Institutional Small Cap Value Fund, Transamerica Premier Institutional Diversified Equity Fund and Transamerica Premier Institutional Bond Fund to TFAI under the Investment Advisory

Agreement will remain the same as the fees currently paid by the Funds to TIM. The Board considered that the Transamerica Premier Focus Fund and Transamerica Premier Growth Opportunities Fund would not pay performance-based advisory fees beginning May 1, 2008, but rather revert back to the asset-based advisory fees with breakpoints that were in effect prior to the adoption of the performance-based advisory fees. The Board also noted that, under the fee structure set forth in the proposed Investment Advisory Agreement for Transamerica Premier Equity Fund, Transamerica Premier Diversified Equity Fund and Transamerica Premier Balanced Fund, the investment advisory fee with adjustment for variation in Fund operating expenses and built-in expense cap will be removed and the Fund will pay the maximum fee, which includes breakpoints, as provided in its current Investment Advisory Agreement with TIM, and that TFAI will agree separately to maintain the same level of the expense cap, though for a shorter term. The Board considered that TFAI has undertaken to maintain the same level of contractual expense limitations as are currently in place for each Fund, but, for certain Funds, for significantly shorter terms. The Directors also reviewed and considered information relating to the costs of the services provided to the Funds and the resulting potential profitability to TFAI and its affiliates of the relationship with the Funds, and determined that the same are reasonable and fair, and consistent with the best interests of shareholders.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Funds grow. The Board noted the breakpoint component of the Transamerica Premier Equity, Transamerica Premier Diversified Equity and Transamerica Premier Balanced Funds’ proposed advisory fees. The Board concluded that each Fund’s advisory fees appropriately reflect the Fund’s current size, the current economic environment for TFAI, and the competitive nature of the investment company market. The Directors noted that the Funds’ Board will have the opportunity to periodically reexamine whether the Funds have achieved economies of scale under the management of TFAI, and the appropriateness of management fees payable to TFAI, in the future. The Directors recognized that TFAI may realize economies of scale based on certain consolidations and synergies of operations.

Benefits to TFAI or its affiliates from their relationship with the Funds. The Board concluded that other fall-out benefits derived by TFAI and its affiliates from their relationships with the Funds will be reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. The Board noted that TFAI currently is not expected to realize “soft dollar” benefits from its relationship with the Funds. In addition, the Directors determined that the administration and fund accounting fees to be paid by the Funds to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Funds’ overall operating expenses, the necessity of the services for the Funds’ operations, and the fact that they are identical to those currently paid by the Funds to their current service providers.

After requesting and reviewing such information as they deemed necessary and discussing the same during meetings conducted by the Independent Directors without management or TFAI personnel being present, the Board concluded that the proposed Investment Advisory Agreement is in the best interests of each Fund and its shareholders. Accordingly, the Board determined to recommend that the shareholders of each Fund approve the proposed Investment Advisory Agreement as applicable to such Fund. If the shareholders of a Fund do not approve the proposed Investment Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

INVESTMENT SUBADVISORY AGREEMENT — REVIEW AND APPROVAL

At a meeting of the Board of the Corporation held on November 8, 2007, the Board also reviewed and considered the proposed Investment Subadvisory Agreement between TFAI and TIM to determine whether the Agreement should be approved for an initial two-year period with respect to each Fund. The Board, including the Independent Directors, approved the proposed Investment Subadvisory Agreement between TFAI and TIM, subject to shareholder approval.

In reaching their decisions, the Directors requested and obtained from TIM such information they deemed reasonably necessary to evaluate the proposed Investment Subadvisory Agreement. In considering the proposed Investment Subadvisory Agreement, the Directors evaluated a number of factors and considerations that they believed, in light of their own business judgment, to be relevant.

The Board, including the Independent Directors, considered, among other things, the following factors: (i) TIM will continue to be responsible for the day-to-day management of each Fund’s portfolios as subadviser to each Fund; (ii) the terms and conditions of the proposed Investment Subadvisory Agreement; (iii) the fees provided in the proposed Investment Subadvisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality; (iv) that TFAI, and not the Funds, will be responsible for paying TIM for its services; (v) the nature, scope and quality of services that TIM is expected to provide to the Funds; (vi) the factors enumerated and/or discussed in the Investment Advisory Agreement disclosure to the extent relevant; and (vii) that, earlier this year, the Board had performed a full annual review of the Current Advisory Agreement as required by the 1940 Act.

The Directors evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Directors also based their decisions on the following considerations, among others, although they did not identify any that was all-important or controlling of their discussions, and each Board Member attributed different weights to the various factors.

The nature, extent and quality of the services expected to be provided by TIM to the Funds. The Board considered the nature and quality of the services expected to be provided by TIM, as subadviser. They concluded that TIM is capable of providing high quality services to the Funds, as indicated by the nature and quality of services provided by TIM to the Premier Fund Complex and the past performance of the Funds.

The investment performance of the Funds. The Board examined the past performance of the Funds. The Board noted TIM’s considerable investment management experience and capabilities. On the basis of the Board’s assessment of the nature, extent and quality of subadvisory services expected to be provided by TIM, the Board concluded that TIM is capable of continuing to generate a level of investment performance that is satisfactory and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. In evaluating the costs of the services to be provided by TIM under the proposed Investment Subadvisory Agreement and the profitability to TIM of its relationship with the Funds, the Directors noted

that TFAI, and not the Funds, will pay the subadvisory fees. The Board considered that TFAI will pass through to TIM all amounts received from the Funds as investment advisory fees. The Directors also reviewed and considered information relating to the costs of the services provided to the Funds and the resulting potential profitability to TIM of its new relationship with the Funds, and determined that the same are reasonable and fair, and consistent with the best interests of shareholders.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Funds grow. The Board concluded that each Fund’s subadvisory fees appropriately reflect the Fund’s current size, the current economic environment for TIM, and the competitive nature of the investment company market. The Directors noted that they will have the opportunity to periodically reexamine whether the Funds have achieved economies of scale, and the appropriateness of subadvisory fees payable to TIM, in the future.

Benefits to TIM or its affiliates from their relationship with the Funds. The Board concluded that other fall-out benefits derived by TIM and its affiliates from their relationships with the Funds will be reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders.

After requesting and reviewing such information as they deemed necessary and discussing the same during meetings conducted by the Independent Directors without management or TIM personnel being present, the Board concluded that the proposed Investment Subadvisory Agreement is in the best interests of each Fund and its shareholders. Accordingly, the Board determined to recommend that the shareholders of each Fund approve the Investment Subadvisory Agreement as applicable to such Fund. If the shareholders of a Fund do not approve the Investment Subadvisory Agreement, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

DIRECTORS AND OFFICERS

Responsibility for the management and supervision of the Company and its Funds rests with the Board. The Investment Adviser is subject to the direction of the Board.

The names of the directors and executive officers of the Company, their business addresses and their principal occupations during the past five years are listed below. Directors serve an indefinite term until he or she is removed, reach mandatory retirement age, resigns or becomes incapacitated. Each of the officers listed below is an employee of an entity that provides services to the Funds and is an affiliate of the Investment Adviser, Transamerica Investment Management, LLC (“TIM”).

Independent Directors:*

Name, Address, & Age	Position(s) Held with Transamerica Investors, Inc.	Term of Office & Length of Time Served	Number of Portfolios Overseen in the Complex	Principal Occupation During the Past 5 Years	Other Directorships

Charles C. Reed AON Risk Services 707 Wilshire Blvd., Suite 6000 Los Angeles, CA 90017 DOB 8/28/33	Director and Chairman of the Board	Indefinite 1995-present; Chairman since 2004	11	Vice Chairman of AON Risk Services Inc. of Southern California (1994-present)	N/A

Carl R. Terzian Carl Terzian Associates 12400 Wilshire Blvd, Suite 200 Los Angeles, CA 90025 DOB 10/22/35	Director	Indefinite 1995 – present	11	Chairman of Carl Terzian Associates (public relations) (1969 – present)	National Mercantile Bancorp (holding company) and Mercantile National Bank (1998 – present); Electronic Clearing House, Inc. (2002 – present).

Sandra N. Bane 303 Palmetto Drive Pasadena, CA 91105 DOB 6/13/52	Director	Indefinite 2003 – present	11	Retired KPMG (1999 – present)	Big 5 Sporting Goods (2002 – present); Petco (2004 – present).

David R. Carpenter 660 Buena Vista Drive Santa Barbara, CA 90318 DOB 3/24/39	Director	Indefinite 2005 – present	11	Chairman and CEO of UniHealth Foundation (1998 – present)

UniHealth Foundation (1998 – present); Paradign Partners International (2000 – present; Auto Club of Southern California (2000 – present); National Institute of Transplantation (2000 – present); Cancer Center of Santa Barbara (2000 – present).

Richard R. Crowell 11150 Santa Monica Blvd, Suite 750 Los Angeles, CA 90025 DOB 1/17/55	Director	Indefinite 2007 – present	11	Partner, Vance Street Capital, LLC (private investment firm) (August 2007 – present); President, Aurora Capital Group (1991 – 2007)	Roller Bearing Company (roller bearing service company) (2000 – present).

DIRECTORS AND OFFICERS (continued)

Interested Director:***

Name, Address, & Age	Position(s) Held with Transamerica Investors, Inc.	Term of Office & Length of Time Served	Number of Portfolios Overseen in the Complex	Principal Occupation During the Past 5 Years	Other Directorships

Gary U. Rollé 11111 Santa Monica Blvd., Suite 820 Los Angeles, CA 90025 DOB 7/24/41	Director	Indefinite 2003 – present	11

President (1999 – November 2007), TII; Director, President & Chief Investment Officer, Transamerica Investment Management, LLC (TIM) (1999 – present); Director, President & Chief Investment Officer, Transamerica Investment Services, Inc. (TISI) (1967 – present); Director, Transamerica Life Canada; AEGON Capital Management Inc.; AEGON Fund Management Inc.; Gemini Investments, Inc.; Transamerica CBO I, Inc.

					N/A

Officers:

Name, Address,** & Age	Position(s) Held with Transamerica Investors, Inc.	Term of Office & Length of Time Served†	Principal Occupation During the Past 5 Years
John K. Carter DOB 4/24/61	Chief Executive Officer and President	Since 2003

Chairman and Director (2008 – present), President (2007 – present), Chief Executive Officer (2006 – present), Vice President, Secretary and Chief Compliance Officer (2003 – August 2006), TII; Chairman and Trustee (October 2007 – present), President and Chief Executive Officer (July 2007 – present); DIP, DIFG, DIFG II, and DISVF; Chairman (October 2007 – present), Trustee (September 2006 – present), President and Chief Executive Officer (July 2006 – present), Senior Vice President (1999 – June 2006), Chief Compliance Officer, General Counsel and Secretary (1999 – August 2006), Transamerica Funds and ATST; Chairman (October 2007 – present), Director (September 2006 – present), President and Chief Executive Officer (July 2006 – present), Senior Vice President (2002 – June 2006), General Counsel, Secretary and Chief Compliance Officer (2002 – August 2006), TIS; President, Chief Executive Officer and Director (July 2006 – present), Senior Vice President (1999 – June 2006), Director (2000 – present), General Counsel and Secretary (2000 – August 2006), Chief Compliance Officer (2004 – August 2006), TFAI; President, Chief Executive Officer and Director (July 2006 – present), Senior Vice President (1999 – June 2006), Director (2001 – present), General Counsel and Secretary (2001 – August 2006), Transamerica Fund Services, Inc. (“TFS”); Vice President, AFSG Securities Corporation (2001 – present); Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIFI”) (2002 – 2004); Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 – 2005) and TIM (2001 – 2005).

Dennis P. Gallagher DOB 12/19/70	Vice President, General Counsel and Secretary	Since 2006

Vice President, General Counsel & Secretary, Transamerica Funds, ATST and TIS (September 2006 – present); Vice President, General Counsel and Secretary, DIP, DIFG, DIFG II and DISVF (July 2007 – present); Director, Senior Vice President, General Counsel and Secretary, TFAI and TFS (September 2006 – present); Assistant Vice President, TCI (2007 – present); Director, Deutsche Asset Management (1998 – 2006).

Elizabeth L. Belanger DOB: 1/7/72	Deputy General Counsel, Assistant Secretary and Conflicts of Interest Officer	Since 2007

Deputy General Counsel, Assistant Secretary and Conflicts of Interest Officer, Transamerica Funds, ATST and TIS (July 2007 – present); Deputy General Counsel and Conflicts of Interest Officer (July 2007 – present), Assistant Secretary (August 2005 – present), DIP, DIFG, DIFG II and DISVF; Vice President and Senior Counsel, Diversified Investment Adviser, Inc. (“Diversified”) (2005 – present); Director, TFLIC (April 2006 – present); Director of Compliance, Domini Social Investments LLC (November 2003 – May 2005); Associate, Bingham McCutchen LLP (September 1997 – October 2003).

Joseph P. Carusone DOB: 9/8/65	Vice President, Treasurer and Principal Financial Officer	Since 2007

Vice President, Treasurer and Principal Financial Officer, Transamerica Funds, ATST and TIS (July 2007 – present); Vice President (July 2007 – present), Treasurer and Principal Financial Officer (2001 – present), DIP, DIFG, DIFG II and DISVF; Senior Vice President, TFAI and TFS (2007 – present); Vice President, Diversified (1999 – present); President, Diversified Investors Securities Corp. (“DISC”) (February 2007 – present); Director, TFLIC (2004 – present); Treasurer, Diversified Actuarial Services, Inc. (December 2002 – present).

Christopher A. Staples DOB:8/14/70	Vice President and Chief Investment Officer	Since 2004

Vice President, Investment Administration, (2004 – 2007), TII; Vice President (July 2007 – present), Chief Investment Officer (June 2007 – present), Senior Vice President (June 2007 – July 2007), Senior Vice President – Investment Management (July 2006 – June 2007), Vice President – Investment Management (2004 – July 2006), Transamerica Funds, ATST and TIS; Vice President and Chief Investment Officer, DIP, DIFG, DIFG II and DISVF (July 2007 – present); Director, Senior Vice President – Investment Management and Chief Investment Officer, TFAI (July 2006 – present); Director, TFS (2005 – present); Assistant Vice President, Raymond James & Associates (1999 – 2004).

Rick B. Resnick DOB: 1/24/67	Vice President and Chief Compliance Officer	Since 2008

Vice President and Chief Compliance Officer (January 2008 – present), Transamerica Funds, ATST and TIS; Vice President and Chief Compliance Officer, DISVF, DIFG, DIFG II and DIP (1998 – present); Senior Vice President and Chief Compliance Officer, TFAI (2008 – present); Senior Vice President, TFS (2008 – present); Director, Vice President and Chief Compliance Officer, Diversified Investors Securities Corp. (1999 – present).

Michael A. Masson DOB: 1/21/71	Assistant Treasurer	Since 2007

Assistant Vice President (2005 – 2007), TII; Assistant Treasurer, (July 2007 – present), Assistant Vice President (2005 – 2007), Transamerica Funds, ATST and TIS; Assistant Treasurer, DIP, DIFG, DIFG II and DISVF (July 2007 – present); Director of Financial Reporting, TFS and TFAI (2005 – present); Assistant Vice President, JPMorgan Chase & Co. (1999 – 2005).

Suzanne Valerio- Montemurro DOB: 8/13/64	Assistant Treasurer	Since 2007	Assistant Treasurer, Transamerica Funds, ATST and TIS (July 2007 – present); Assistant Treasurer, DIP, DIFG, DIFG II and DISVF (July 2007 – present); Vice President, Diversified (1998 – present).

It is anticipated that the following Directors will be elected by shareholders at a meeting to be held on February 25, 2008. Pending such shareholder approval, each individual listed below will become a Director of the Corporation as of March 1, 2008 and will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name, Address** and Age	Position	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen	Other Directorships

Independent Director:*

Sandra N. Bane DOB 6/13/52	Director	2003 – present	Retired KPMG (1999 – present)	171	Big 5 Sporting Goods (2002 – present)

Leo J. Hill DOB:3/27/56	Director	2008 – present

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Trustee, DIP, DIFG, DIFG II, and DISVF (2007 – present); Director, Transamerica Funds and TIS (2002 – present); Trustee, ATST (2001 – present); Owner and President, Prestige Automotive Group (2001 – 2005); President, L. J. Hill & Company (1999 – present); Market President, Nations Bank of Sun Coast Florida (1998 – 1999); President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998); Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				171	N/A

Neal M. Jewell DOB:2/12/35	Director	2008 – Present	Retired (2004 – present); Trustee and Lead Independent Trustee, Transamerica Funds and ATST (2007 – present); Director and Lead Independent Director, TIS (2007 – present); Trustee and Lead Independent Trustee, DIP, DIFG, DIFG II, and DISVF (1993 – present); Independent Trustee, EAI Select Managers Equity Fund (a mutual fund) (1996 – 2004).	171	N/A

Russell A. Kimball, Jr. DOB:8/17/44	Director	2008 – present	General Manager, Sheraton Sand Key Resort (1975 – present); Trustee, DIP, DIFG, DIFG II, and DISVF (2007 – present); Director, Transamerica Funds and TIS (2002 – present); Trustee, ATST (1986 – present).	171	N/A

Eugene M. Mannella DOB:2/1/54	Director	2008 – present	Self–employed consultant (2006 – present); President, Arapain Partners LLC (limited purpose broker–dealer) (1998 – present); Trustee, Transamerica Funds and ATST (2007 – present); Director, TIS (2007 – present); Trustee, DIP, DIFG, DIFG II, and DISVF (1994 – present); President, International Fund Services (alternative asset administration) (1993 – 2005).	171	N/A

Norm R. Nielsen DOB:5/11/39	Director	2008 – present	Retired (2005 – present); Trustee, DIP, DIFG, DIFG II, and DISVF (2007 – present); Director, TIS (2006 – present); Trustee, Tramsamerica Funds and ATST (2006 – present); Director, Iowa City Area Development (1996 – 2004); Director,	171	Buena Vista University Board of Trustees (2004– present)

			Iowa Health Systems (1994 – 2003); Director, U.S. Bank (1987 – 1988); President, Kirkwood Community College (1979 – 2005).

Joyce Galpern Norden DOB: 6/1/39	Director	2008 – present	Retired (2004 – present); Trustee, Transamerica Funds and ATST (2007 – present); Director, TIS (2007 – present); Trustee, DIP (2002 – present); Trustee, DIFG, DIFG II, and DISVF (1993 – present); Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).	171	Board of Governors, Reconstructionist Rabbinical College (2007–present)

Patricia L. Sawyer DOB: 7/1/50	Director	2008 – present	President and Executive Search Consultant, Smith & Sawyer LLC (consulting) (1989 – present); Trustee, Transamerica Funds and ATST (2007 – present); Director, TIS (2007 – present); Trustee, DIP, DIFG, DIFG II, and DISVF (1993 – present).	171	N/A

John W. Waechter DOB:2/25/52	Director	2008 – present	Retired (2004 – present); Trustee, DIP, DIFG, DIFG II, and DISVF (2007 – present); Director, TIS (2004 – present); Trustee, Transamerica Funds and ATST (2004 – present); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); Treasurer, The Hough Group of Funds (1993 – 2004).	171	N/A

Interested Director***

John K. Carter DOB: 4/24/61	Chairman and Director	2008 – present	See the table above.	171	N/A

*	Independent director (“Independent Director”) means a director who is not an “interested person” (as defined under the 1940 Act) of the Corporation (the “Independent Director”).

**	The mailing address of each Director and Officer is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716.

***	May be deemed an “interested person” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Corporation because of his employment with the Advisor or an affiliate of the Advisor.

†

If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown. Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Additional Information about the Directors can be found in the Statement of Additional Information and is available, without charge, upon request by calling toll free 1-800-892-7587.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Transamerica Investors, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Investors, Inc. (comprising respectively, the Transamerica Premier Diversified Equity Fund, Transamerica Premier Equity Fund, Transamerica Premier Focus Fund, Transamerica Premier Growth Opportunities Fund, Transamerica Premier Balanced Fund, Transamerica Premier High Yield Bond Fund, Transamerica Premier Cash Reserve Fund, Transamerica Premier Institutional Bond Fund, Transamerica Premier Institutional Equity Fund, Transamerica Premier Institutional Small Cap Value Fund and Transamerica Premier Institutional Diversified Equity Fund) (the “Funds”) as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Transamerica Investors, Inc., at December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated, in conformity with U.S. generally accepted accounting principles.

Los Angeles, California
February 20, 2008

This Page Intentionally Left Blank

Transamerica Premier Funds

Investment Adviser

Transamerica Investment Management, LLC
11111 Santa Monica Blvd., Suite 820
Los Angeles, California 90025

Distributor *

Transamerica Capital, Inc.
4600 South Syracuse Street
Denver, CO 80237

Custodian

State Street Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

Transfer Agent

Transamerica Fund Services, Inc.
570 Carillon Parkway
St. Petersburg, Florida 33716

PROXY VOTING POLICIES AND PROCEDURES

A description of the Transamerica Premier Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-800-892-7587 (toll free) or on the Securities and Exchange Commission (SEC) website (www.sec.gov).

In addition, the Funds are required to file SEC Form N-PX, with their complete proxy voting records for the 12 months ended June 30th no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-800-892-7587; and (2) on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q which is available on the SEC website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

Every year, we send shareholders informative materials such as the Transamerica Premier Funds Annual Report, the Transamerica Premier Funds Prospectus, and other required documents that keep you informed regarding your funds.

Transamerica Premier Funds will only send one piece per mailing address, a method that saves your funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Premier Funds Customer Service Representative, toll free, at 1-800-892-7587, 8:00 a.m. to 7:00 p.m. Eastern Time, Monday - Friday. Your request will take effect within 30 days.

*  Prior to May 1, 2007, AFSG Securities Corporation was the Fund’s distributing firm.

Transamerica Premier Funds

P.O. Box 219427
Kansas City, MO 64121-9427

This report must be preceded or accompanied by a current prospectus that contains complete information about Transamerica Premier Funds including charges and expenses and other important facts. Investors should carefully consider their investment objectives and risks, along with a product’s charges & expenses, before investing. Please read the prospectus carefully before investing

This report is for the information of the shareholders of Transamerica Premier Funds.

Transamerica Capital, Inc., Distributor
1-800-89-ASK-US (1-800-892-7587)
e-mail: PremierFunds@Transamerica.com
www.transamericafunds.com

TPF 577-0208

Item 2: Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.
(b)	Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.
(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.
(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.
(e)	Not Applicable
(f)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that Sandra N. Bane is an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane is “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon her any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon her as a member of the Registrant’s audit committee or Board of Directors in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Directors.

Item 4: Principal Accountant Fees and Services.

		Fiscal Year Ended 12/31
(in thousands)		2007	2006

(a)	Audit Fees	250	233
(b)	Audit-related Fees	7	12
(c)	Tax Fees	36	33
(d)	All Other Fees	N/A	N/A
(e) (1)	Pre-approval policy* (see below)
(e) (2)	0% of above that were pre-approved	0%	0%
(f)	If greater than 50%, disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser (or affiliate that provided services to Registrant)	N/A	N/A
(h)

Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is compatible with maintaining the auditor’s independence.

		Yes	Yes

* (e) (1)                  The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee.  Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

2

Item 5: Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, David R Carpenter, Charles C. Reed and Carl R. Terzian.

Item 6: Schedule of Investments.

The Schedules of Investments are included in the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders

There has been no material change to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors:  Currently the Registrant does not have a policy with regard to the consideration of director candidates recommended by shareholders as it does not currently contemplate adding Board members or otherwise changing the Board’s composition.

Item 11: Controls and Procedures.

(a)   The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are appropriately designed to ensure that information required to be disclosed by Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)   The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)   (1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2) Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) N/A

(b)   A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, or otherwise subject to liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Investors, Inc.
(Registrant)

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer

Date:	March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer

Date:	March 7, 2008

By:	/s/ Joseph P. Carusone
Joseph P. Carusone
Principal Financial Officer

Date:	March 7, 2008

4

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer

5